UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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CISCO SYSTEMS, INC.

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Message from our Chair and Chief Executive Officer
Dear Cisco Stockholders:
On behalf of the Board of Directors, I would like to thank you for your investment and trust in Cisco as we focus on delivering great outcomes for customers, executing consistently and driving growth.
Fiscal 2024 was a momentous year for Cisco. We delivered solid results, closed the largest acquisition in our history, introduced industry-defining innovation, and served our customers and partners in new and exciting ways. After a challenging start, we ended the year seeing steady customer demand and are entering fiscal 2025 with momentum and optimism.
We delivered $53.8 billion in revenue in fiscal 2024 and good growth in annualized recurring revenue (ARR), remaining performance obligations (RPO), and subscription revenue, boosted by our acquisition of Splunk. In addition, we returned more than $12 billion to stockholders through share repurchases and our cash dividend. I invite you to read more about our financial performance in our 2024 Annual Report.
We remain committed to engaging with our stockholders to gain valuable input on our strategy, compensation, sustainability, and governance practices. In fiscal 2024, we engaged with stockholders representing approximately 57% of Cisco’s shares outstanding at the end of fiscal year. Based on our stockholders’ feedback, we are providing more enriched content in our proxy statement and other disclosures.
Guided by our Purpose to Power an Inclusive Future for All, we have continued to innovate to help deliver on our customers’ desired outcomes and to help solve some of the most pressing issues faced by people, society, and the planet. In 2016, we set an inspired goal to positively impact one billion lives worldwide by 2025 and, thanks to the dedication of our nonprofit partners, the Cisco Foundation®, Cisco Social Innovation Investments, Cisco Networking Academy®, and our people, we exceeded the goal ahead of schedule, positively impacting approximately 1.1 billion people. Please visit our ESG Reporting Hub at https://www.cisco.com/go/esg-hub to learn more.
It is a tremendous honor to lead this company and to serve as Chair of the Board. I look forward to your participation in our 2024 Annual Meeting of Stockholders and I encourage you to vote your shares by proxy and submit your questions ahead of this meeting.
Sincerely,
Charles H. Robbins
Chair and Chief Executive Officer
October 18, 2024

You are cordially invited to participate in the Annual Meeting of Stockholders of Cisco Systems, Inc., which will be held online on Monday, December 9, 2024 at 8:00 a.m. Pacific Time.
Details of the business to be conducted at the annual meeting are given in the Notice of Annual Meeting of Stockholders and the Proxy Statement. You will find a Proxy Summary starting on the first page of the Proxy Statement.
If you would like to help reduce the costs incurred by our company in mailing proxy materials, please consent for electronic delivery of our proxy materials by signing up at www.proxyvote.com or scan the QR code below.

Notice of Annual Meeting of Stockholders
Date & Time	Virtual Attendance Instructions	Record Date	Electronic Delivery
December 9, 2024 8:00 a.m. Pacific Time	Attend the annual meeting online, including to vote and submit questions, at: www.virtualshareholdermeeting.com/CSCO2024	October 10, 2024	If you would like to help reduce the costs incurred by our company in mailing proxy materials, please consent for electronic delivery of our proxy materials by signing up at www.proxyvote.com or scan the QR code.
Items of Business
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To elect to Cisco’s Board of Directors the following nine nominees presented by the Board: Wesley G. Bush, Michael D. Capellas, Mark Garrett, John D. Harris II, Dr. Kristina M. Johnson, Sarah Rae Murphy, Charles H. Robbins, Daniel H. Schulman, and Marianna Tessel.

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To vote on a non-binding advisory resolution to approve executive compensation.

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To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 26, 2025.

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To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements.

Virtual Annual Meeting
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We are pleased to provide stockholders with the opportunity to participate in the annual meeting online to facilitate stockholder attendance and to provide a consistent experience to all stockholders regardless of location.

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To participate in the virtual-only annual meeting, including to vote or submit questions, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CSCO2024, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website.

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If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.virtualshareholdermeeting.com/CSCO2024 website and it does not include a 16-digit control number, you should contact your bank, broker, or other nominee to obtain a “legal proxy” in order to be able to attend, participate in, and vote at the annual meeting.

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Additional information regarding the virtual annual meeting can be found in the “Other Important Information About the Meeting” section on page 80.

Proxy Voting
Whether or not you participate in the annual meeting, it is important that your shares be part of the voting process. Please refer to the section entitled “Other Important Information About the Meeting” on page 80 of the Proxy Statement for a detailed description of how to vote in advance of the meeting.
Mailing Address of Corporate Headquarters
170 West Tasman Drive, San Jose, California 95134
BY ORDER OF THE BOARD OF DIRECTORS
Evan Sloves
Secretary
October 18, 2024

Cisco 2024 Proxy Statement	i

Proxy Summary
These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a Delaware corporation, for the Annual Meeting of Stockholders to be held on December 9, 2024, and at any adjournments or postponements of such meeting. These proxy materials were first sent on or about October 18, 2024 to stockholders entitled to vote at the annual meeting.
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote, and you should read the entire Proxy Statement carefully before voting. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement. The information contained on cisco.com or any other website referred to in this Proxy Statement is provided for reference only and is not incorporated by reference into this Proxy Statement.
Participating in the Annual Meeting

Date and Time	Place	Record Date
Monday, December 9, 2024 8:00 a.m. Pacific Time
Attend the annual meeting online at www.virtualshareholdermeeting.com/
CSCO2024 using the 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form. We encourage you to join 15 minutes before the start time.
October 10, 2024
Question and Answer Session	Voting	Technical Difficulties
Submit questions before the annual meeting at www.proxyvote.com after logging in with your Control Number or you can submit questions during the meeting.
Vote online before the annual meeting at  www.proxyvote.com or attend the meeting virtually and follow the instructions on the website. For additional information regarding voting, see the section entitled “Other Important Information About the Meeting” on page 80 of this Proxy Statement.
If you have difficulty accessing the annual meeting, please call the technical support telephone numbers referenced on the login page of www.virtualshareholdermeeting.com/ CSCO2024.

Cisco 2024 Proxy Statement	1

Annual Meeting Proposals
Proposal		Recommendation of the Board	Page
Proposal No. 1	Election of Directors	FOR each of the nominees	16
Proposal No. 2	Advisory Vote to Approve Executive Compensation	FOR	27
Proposal No. 3	Ratification of Independent Registered Public Accounting Firm	FOR	76
Business Overview
Cisco designs and sells a broad range of technologies that help to power, secure, and draw insights from the internet. We are integrating artificial intelligence (AI) into our product portfolios across networking, security, collaboration and observability to simplify how our technology is delivered, managed and optimized and to help customers maximize the business value of their technology investments and accelerate their digital transformation.
Across the globe, businesses and organizations of every size are leveraging Cisco technology to transform and drive better outcomes and experiences. We also help customers navigate emerging technological shifts. In today’s dynamic environment, our customers have three key priorities: build modern and resilient infrastructure; protect against the cyber threats of today and tomorrow; and harness the power of AI and data.
Governance and Board Highlights
Cisco’s Board is composed of skilled and diverse directors. The Board has established robust corporate governance practices and policies. In particular, the Board believes strongly in the value of an independent board of directors. Cisco has established a Lead Independent Director role with broad authority and responsibility, which is currently held by Mr. Capellas. See the “Governance and Board Matters” section in this Proxy Statement for more information, including:
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Our corporate governance policies, guidelines, and practices and where you can find key information regarding our corporate governance initiatives;

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Our balanced Board leadership structure and qualifications, including a robust Lead Independent Director role;

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Our environmental, social, and governance (“ESG”) initiatives related to Cisco’s Purpose to Power an Inclusive Future for All; and

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Our fiscal 2024 stockholder engagement program, where we engaged with stockholders representing approximately 57% of shares outstanding at the end of the fiscal year, including 43% of our top 30 stockholders.

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Board of Directors Highlights

Cisco 2024 Proxy Statement	3

Executive Compensation Highlights
Our pay practices align with our pay-for-performance philosophy and underscore our commitment to sound compensation and governance practices.
Our executive compensation program rewards performance	We apply leading executive compensation practices

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Compensation philosophy designed to attract and retain, motivate performance, and reward achievement

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Performance measures aligned with stockholder interests

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Majority of annual total direct compensation (“TDC”) is performance-based

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No dividends paid or dividend equivalents settled on unvested awards

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Independent compensation committee

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Independent compensation consultant

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Comprehensive annual compensation program risk assessment

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Annual compensation peer group review

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Caps on incentive compensation

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Performance on specific initiatives considered in the variable cash incentive program for executive officers

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Other than Mr. Steele, who entered into a letter agreement in connection with our acquisition of Splunk Inc. (“Splunk”), none of our executive officers have employment, severance or change in control agreements

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Stock ownership guidelines

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Recoupment (“Clawback”) policy

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Limited perquisites

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No single-trigger vesting of equity award grants

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No stock option repricing or cash-out of underwater equity awards

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No supplemental executive retirement plan or executive defined benefit pension plan

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No golden parachute tax gross-ups

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Broad anti-pledging and anti-hedging policies

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Governance and Board Matters
Corporate Governance
Policies, Guidelines, and Practices
Cisco is committed to stockholder-friendly corporate governance. The Board of Directors has adopted clear corporate policies that promote excellence in corporate governance. We have adopted policies, guidelines, and practices that are consistent with our commitment to transparency and best-in-class practices, as well as to ensure compliance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”), and applicable corporate governance requirements. Key information regarding our corporate governance initiatives can be found in the Governance section of our Investor Relations website at investor.cisco.com which also includes our corporate governance guidelines, our Code of Business Conduct (“COBC”), and the charter for each Board committee.
Key Corporate Governance Policies, Guidelines, and Practices

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Annual elections of directors since our initial public offering

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Majority voting for uncontested elections of directors

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Majority of our Board is independent of Cisco

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A robust Lead Independent Director role with broad authority and responsibility

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Independent members of the Board meet regularly without the presence of management

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Stockholders may recommend a director nominee to our Nomination and Governance Committee

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Stockholders that meet eligibility requirements may submit director candidates for election in our proxy statement through our proxy access bylaw provision

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Stockholders have the right to take action by written consent

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Stockholders owning 10% of the outstanding shares of our common stock have the right to call a special meeting

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No poison pill

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All members of key committees of our Board – the Audit Committee, the Compensation and Management Development Committee (the “Compensation Committee”), and the Nomination and Governance Committee – are independent

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Charters of each Board committee clearly establish the committees’ respective roles and responsibilities

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We have a clear COBC that is monitored by our ethics office and is annually affirmed by our employees

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Our ethics office has a hotline available to all employees

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Our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters

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We have adopted a code of ethics that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer

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Our internal audit function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee

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A compensation recoupment (“clawback”) policy that applies to our executive officers

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Stock ownership guidelines for our non-employee directors and executive officers

Cisco 2024 Proxy Statement	5

Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing transactions in our securities by our directors, employees, contractors, consultants and other personnel providing services to Cisco, as well as by Cisco itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended July 27, 2024.
Our Purpose to Power an Inclusive Future for All
Cisco has been evolving and expanding the way it positively impacts people and the planet, driven by our Purpose to Power an Inclusive Future for All. Cisco believes that technology, when thoughtfully and strategically applied, can help address inequities; bring positive, lasting change to people’s lives and communities; and benefit the planet. To help fulfill our Purpose, Cisco leverages its technology and catalyzes its networks, partners, and people to make a positive impact in communities worldwide and for the planet. We know we can achieve so much more when we work in partnership with those aligned with our values and Purpose.
Our Purpose reporting describes our commitments, goals, progress, and impact for ESG topics that are significant to Cisco and our stakeholders. Today, our commitment to our Purpose starts at the top with our Board and senior leadership and it is embedded throughout the organization. Our Purpose governance structure is designed this way to help ensure we prioritize the right issues as a company, and that we stay on track with our commitments.
Our People, Policy, and Purpose organization leads our social investment programs and champions our commitment to ESG performance and transparency. Within this organization is a core reporting team which engages with stakeholders, leads ESG assessments for voluntary reporting, and stewards reporting activities. Our reporting is aligned with standards set by the Global Reporting Initiative, Sustainability Accounting Standards Board, the Task Force on Climate-related Financial Disclosures, and the UN Sustainable Development Goals.
The Environmental, Social, and Public Policy Committee of the Board oversees Cisco’s initiatives, policies, programs, and strategies concerning environmental sustainability and other key corporate social responsibility and public policy matters. The Compensation Committee of the Board oversees the development and implementation of Cisco’s practices, strategies, and policies used for recruiting, managing, and developing employees (i.e., human capital management). These practices, strategies, and policies focus on diversity and inclusion, workplace environment and safety, and corporate culture. In addition, the full Board receives updates on Cisco’s overall Purpose strategy, including ESG matters, from management.
Each year, we report progress toward Cisco’s enterprise goals in our annual Cisco Purpose Report. Cisco set its first greenhouse gas (“GHG”) emissions reduction goal in 2006, and since then, we have continued to set other goals to engage employees, reduce environmental impacts in our supply chain, and benefit communities. For more information relating to Cisco’s Purpose and to review our progress on our goals, see our ESG Reporting Hub at https://www.cisco.com/go/esg-hub. The latest Purpose Report is available on our Investor Relations website at investor.cisco.com. Our website, ESG Reporting Hub and related supplemental information are not incorporated by reference into this Proxy Statement.
Public Policy Engagements
Information about our public policy engagement approach, including our policy priorities, our limitations relating to public policy-related activities, and the manner in which we disclose our public policy efforts (including annual payments to trade associations and political action committee contributions), is disclosed on our public website at https://www.cisco.com/c/en/us/about/government-affairs.html. In part as a result of proactive engagement with our stockholders, we regularly review and update this web page.

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Stockholder Engagement
At Cisco, we recognize the importance of regular and transparent communication with our stockholders. Each year, we continually engage with a significant portion of stockholders that include our top institutional investors. In fiscal 2024, Cisco engaged in outreach with investors representing approximately 57% of shares outstanding at the end of the fiscal year, and of those investors, either our Chair and Chief Executive Officer (“CEO”), the chair of our Compensation Committee, Secretary, and/or our Investor Relations team held meetings, conference calls and/or corresponded with investors representing approximately 31% of our outstanding shares at the end of the fiscal year, including 43% of our 30 largest stockholders. We engaged with these stockholders on a variety of topics, including our business and long-term strategy, corporate governance and risk management practices, board leadership, diversity, corporate responsibility initiatives (including ESG matters), our executive compensation program, and other matters of stockholder interest.
Board of Directors
Our Board is committed to strong corporate governance structures and practices that help Cisco build long-term stockholder value. Our Board believes strongly in the value of an independent board of directors and has established a Lead Independent Director role with broad authority and responsibility, as described further below. Additionally, our Board is composed of skilled and diverse directors.
Board Leadership Structure
Board Independence
Our Board believes strongly in the value of an independent board of directors. Other than Mr. Robbins, our CEO, all members of our Board are independent. Independent Board members have consistently comprised over 75% of the members of our Board. Additionally, all members of our Board committees, including the Audit Committee, the Compensation Committee and the Nomination and Governance Committee, are independent. The independent members of the Board also meet regularly during executive sessions of the Board without management present, and the Lead Independent Director chairs those sessions. Mr. Capellas currently serves as Lead Independent Director, and Mr. Robbins currently serves as Board Chair and CEO.
Board Chair
The Board believes it should maintain flexibility to determine the Board leadership structure from time to time. Our policies do not preclude our CEO from also serving as Board Chair. For instance, Mr. Robbins, our CEO, currently serves as Board Chair. The Board believes our current leadership structure, which includes a strong Lead Independent Director, provides appropriate balance and currently is in the best interest of Cisco and our stockholders. The broad authority and oversight given to the Lead Independent Director role, as described in detail below, helps ensure a strong independent and active Board. Additionally, Mr. Robbins’ demonstrated leadership during his tenure at Cisco, and his ability to speak as both Board Chair and CEO, provides a strong unified leadership for Cisco.
Lead Independent Director
The Lead Independent Director is elected by and from the independent directors. Each term of service for the Lead Independent Director position is one year, and the Lead Independent Director has the following responsibilities:
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Authority to call meetings of the independent directors

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Presides at all meetings of the Board at which the Board Chair is not present, including executive sessions of the independent directors (during which Cisco’s strategy is reviewed and other topics are discussed)

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Serves as principal liaison between the independent directors and the Chair and CEO

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Communicates from time to time with the Chair and CEO and disseminates information to the rest of the Board as appropriate

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Provides leadership to the Board if circumstances arise in which the role of the Board Chair may be, or may be perceived to be, in conflict

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Reviews and approves agendas, meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the Board (including the quality, quantity, and timeliness of such information)

Cisco 2024 Proxy Statement	7

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Being available, as appropriate, for consultation and direct communication with major stockholders and other stakeholders

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Presides over the annual performance evaluation of the Board, including the performance evaluation of each Board committee and individual Board members

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Facilitates the Board’s performance evaluation of the CEO in conjunction with the Compensation Committee

In connection with Mr. Capellas’ appointment as Lead Independent Director, the Board considered his demonstrated leadership during his tenure as a member of the Board, and also his leadership during his tenure as chair of the Nomination and Governance Committee, the Acquisition Committee, and the Finance Committee and believes his ability to act as a strong Lead Independent Director provides balance in Cisco’s leadership structure and is in the best interest of Cisco and its stockholders.
Board Committees and Meetings
Cisco has five standing committees: the Audit Committee, the Compensation Committee, the Nomination and Governance Committee, the Acquisition Committee, and the Environmental, Social, and Public Policy Committee. Each of these committees has a written charter approved by the Board. A copy of each charter can be found on the “Committees” web page, which is located in the Corporate Governance section of our Investor Relations website at investor.cisco.com.
During fiscal 2024, the Board held 8 meetings. During this period, all of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the committees of the Board on which each such director served, during the period for which such director served. Cisco’s directors are strongly encouraged to attend the annual meeting. Eight of Cisco’s directors who were then serving on the Board attended last year’s annual meeting.
Audit Committee	Number of Meetings: 12
Mark Garrett (Chair)	John D. Harris II	Sarah Rae Murphy	Ekta Singh-Bushell
Responsibilities and Duties Include:
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Directly responsible for the appointment, determination of the compensation for, retention, and oversight of the performance of the independent registered public accounting firm

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Reviews the financial information which will be provided to stockholders and others, including the quarterly and year-end financial results

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Reviews the system of internal controls which management and the Board have established

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Reviews the financial and risk management policies (including cybersecurity and data protection, insurance, currency, interest rate and equity risk management policies and programs)

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Reviews policies and programs for addressing cybersecurity and data protection

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Oversees accounting and financial reporting processes and the audits of Cisco’s financial statements

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Pre-approves audit and permissible non-audit services provided by the independent registered public accounting firm

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Reviews the hiring policies for any employees or former employees of the independent registered public accounting firm

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Oversees and reviews related party transactions

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Establishes procedures for the receipt, retention, and treatment of complaints received by Cisco regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

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Reviews annually the responsibilities and activities for the prior and upcoming fiscal year of each of our internal audit and compliance functions

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Meets separately in periodic executive sessions with each of management, the head of our internal audit function, and the independent registered public accounting firm

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Reviews and approves the global investment policy

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Reviews Cisco’s capital structure and capital allocation strategy, including dividends and the stock repurchase program

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Reports to the Board on a regular basis on the major events covered by the Audit Committee and makes recommendations to the Board and management concerning these matters

Composition of the Committee
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Each member of this committee has been determined by the Board to be an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

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Each member of this committee is an independent director and meets each of the other requirements for audit committee members under applicable Nasdaq listing standards

The members of the Audit Committee during fiscal 2024 were: Mark Garrett (Chair), John D. Harris II, Sarah Rae Murphy for all of fiscal 2024; Ekta-Singh Bushell beginning in June 2024; and M. Michele Burns and Roderick C. McGeary, former Board members, until December 2023.
Compensation and Management Development Committee	Number of Meetings: 6
Daniel H. Schulman (Chair)	Wesley G. Bush	John D. Harris II	Dr. Kristina M. Johnson
Responsibilities and Duties Include:
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Reviews, annually, and approves corporate goals and objectives relevant to executive compensation and evaluates performance in light of those goals

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Reviews and approves our compensation to executive officers

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Approves any perquisites, cash payments and other compensation and benefit arrangements to executive officers

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Reviews matters related to management performance, compensation and succession planning, including review and approval of CEO succession planning

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Reviews and oversees the development and implementation of our practices, strategies, and policies used for recruiting, managing, and developing employees (i.e., human capital management)

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Reviews annually and approves our compensation strategy to help ensure that it promotes stockholder interests and supports our strategic and tactical objectives and that it provides appropriate rewards and incentives for management and employees, including review of compensation-related risk management

Composition of the Committee
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Each member of this committee is an independent director under applicable Nasdaq listing standards, including the additional independence requirements specific to compensation committee membership

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Each member of this committee is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act

The members of the Compensation Committee during fiscal 2024 were: Wesley G. Bush, John D. Harris II and Dr. Kristina M. Johnson for all of fiscal 2024; Daniel H. Schulman (Chair) beginning in December 2023; and Roderick C. McGeary (Chair), a former Board member, until December 2023.
Executive Compensation
For fiscal 2024, the Compensation Committee performed the above oversight responsibilities and duties by, among other things, conducting an evaluation of the design of our executive compensation program, in light of our risk management policies and programs. For additional information regarding the Compensation Committee’s risk management review, see the “Executive Compensation Governance Components” section of the Compensation Discussion and Analysis (“CD&A”).

Cisco 2024 Proxy Statement	9

The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. During fiscal 2024, the Compensation Committee retained Exequity LLP (“Exequity”) as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2024, Exequity performed no other consulting or other services for Cisco management and did not undertake any projects for management. For additional description of the Compensation Committee’s processes and procedures for consideration and determination of executive officer compensation, see the “Compensation Committee Matters – Executive Compensation – CD&A” section in this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was, at any time during fiscal 2024 or at any other time, an officer or employee of Cisco, and no member had any relationship with Cisco requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No executive officer of Cisco has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2024.
Nomination and Governance Committee	Number of Meetings: 6
Michael D. Capellas (Chair)	Mark Garrett	Daniel H. Schulman
Responsibilities and Duties Include:
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Oversees, reviews, and makes periodic recommendations concerning our corporate governance policies

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Reviews and assesses director independence

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Makes recommendations regarding the size, structure and composition of the Board and its committees

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Oversees the annual Board performance evaluation process

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Recommends candidates for election to the Board

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Reviews and recommends compensation for non-employee members of the Board

Composition of the Committee
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Each member of this committee is an independent director under applicable Nasdaq listing standards

The members of the Nomination and Governance Committee during fiscal 2024 were: Michael D. Capellas (Chair), and Mark Garrett for all of fiscal 2024; Daniel H. Schulman beginning in December 2023; and Roderick C. McGeary, a former Board member, until December 2023.
Director Compensation
Cisco’s director compensation program is designed to attract and retain highly qualified non-employee directors and to address the time, effort, expertise, and accountability required of active board membership. In connection with reviewing and recommending compensation for non-employee directors, the Nomination and Governance Committee retained Exequity as its independent compensation consultant during fiscal 2024. The Nomination and Governance Committee makes recommendations to the Board regarding compensation for non-employee directors using a process similar to the one used by the Compensation Committee for determining compensation for Cisco’s

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executive officers. Generally, the Nomination and Governance Committee annually reviews the market practice for non-employee director compensation for companies in Cisco’s peer group (as set forth in the CD&A) in consultation with its independent compensation consultant and assesses whether the total compensation of our non-employee directors and each element of our non-employee director compensation program continues to be competitive with the market for qualified directors, incorporates best practices and aligns the interests of our non-employee directors with the long-term interests of our stockholders.
Director Nominations
Stockholders may recommend a director nominee to Cisco’s Nomination and Governance Committee. In recommending candidates for election to the Board, the Nomination and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. The Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Upon selection of a qualified candidate, the Nomination and Governance Committee recommends the candidate for consideration by the full Board.
For more detailed information on how to recommend a prospective nominee for the Nomination and Governance Committee’s consideration or to submit a nominee for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, see the “Other Important Information About the Meeting – Stockholder Proposals and Nominations for 2025 Annual Meeting of Stockholders” section.
Acquisition Committee	Number of Meetings: 14
Marianna Tessel (Chair)	Mark Garrett	Sarah Rae Murphy	Michael D. Capellas
Responsibilities and Duties Include:
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Reviews acquisition strategies with management and investigates acquisition candidates

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Recommends acquisition strategies and candidates to the Board

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Reviews and approves certain acquisitions and investment transactions and makes recommendations to the Board

Composition of the Committee
The members of the Acquisition Committee during fiscal 2024 were: Marianna Tessel (Chair), Mark Garrett and Sarah Rae Murphy for all of fiscal 2024; and Dr. Lisa T. Su, a former Board member, until December 2023. Michael D. Capellas joined the Acquisition Committee in October 2024.
Environmental, Social, and Public Policy Committee	Number of Meetings: 4
Wesley G. Bush (Chair)	Michael D. Capellas	Dr. Kristina M. Johnson	Ekta Singh-Bushell
Responsibilities and Duties Include:
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Reviews and discusses with management, and brings to the attention of the Board, the initiatives, policies, programs, and strategies, including related goals and commitments, relating to environmental sustainability and other corporate social responsibility (“CSR”) and public policy matters

Cisco 2024 Proxy Statement	11

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Reviews and discusses with management and brings to the attention of the Board, as appropriate, the legislative, regulatory, and public policy developments and trends, including those relating to artificial intelligence, cybersecurity, and global supply chain dynamics, that could affect our business activities, performance, and reputation

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Reviews, as necessary or appropriate, the non-financial public reporting with respect to environmental sustainability and other CSR and public policy matters, including the annual Purpose Report

■
Reviews the outcomes of the Cisco Foundation and Cisco’s charitable giving, and reviews the policies and guidelines for Cisco’s charitable programs

Composition of the Committee
The members of the Environmental, Social, and Public Policy Committee during fiscal 2024 were: Wesley G. Bush (Chair), Michael D. Capellas and Dr. Kristina M. Johnson for all of fiscal 2024; Ekta-Singh Bushell beginning in June 2024; and M. Michele Burns and Dr. Lisa T. Su, former Board members, until December 2023.
Board’s Role in Strategy
One of the Board’s key responsibilities is overseeing management’s formulation and execution of Cisco’s strategy. Throughout the year, our CEO, the executive leadership team, and other leaders from across the organization provide detailed business and strategy updates to the Board. During these reviews, the Board engages with the executive leadership team and other business leaders regarding various topics, including business strategy and initiatives, capital allocation, portfolio updates, the competitive landscape, talent and culture (including inclusion and diversity), other matters affecting our long-term strategy (including our environmental impact and human rights implications of Cisco product development and sales), and regulatory developments. Additionally, on an annual basis, the Board reviews and approves Cisco’s financial plan. The Lead Independent Director chairs regularly scheduled executive sessions of the independent directors, without Cisco management present, during which Cisco’s business strategy is reviewed and other topics are discussed.
Board’s Role in Risk Oversight
We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of our risk management. With the oversight of the Board, our management team has implemented practices, processes and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.
Our management team has implemented an enterprise risk management (“ERM”) program designed to work across the organization to identify, evaluate, govern and manage risks, as well as our response to those risks. This risk assessment process considers the time horizons of identified risks, such that the management of significant risks can be prioritized, in part, based on the timeframe of such risks. Our internal audit function manages the enterprise ERM program and performs an annual risk assessment which is utilized by the ERM program, which is informed by industry trends, benchmarking and third-party professionals. The structure of the ERM program includes both an ERM operating committee consisting of members of senior management, including our Chief Compliance Officer, who reports directly to our Chief Legal Officer, that focuses on risk management-related topics, and an ERM executive committee consisting of members of our executive leadership team.
Our Board directly and through its Audit Committee oversees our financial and risk management policies, including risk management policies and programs related to cybersecurity and data protection, currency, interest rate, equity, and insurance risk, receives regular reports on ERM from the chair of the ERM operating committee. Additionally, the Audit Committee receives regular reports on cybersecurity risks, priorities, and focus areas from our Chief Security and Trust Officer at least four times per year and receives a live presentation from our Chief Security and Trust Officer two or more times per year. As part of its responsibilities and duties, the Audit Committee reviews our policies and programs for addressing data protection, including both privacy and security, including with respect to (a) our products and services, (b) the servers, data centers, networks, systems, and cloud-based services operated or enabled by Cisco, or by third parties upon which Cisco relies, on or through which Cisco’s and third-party data are stored, processed, or can be accessed. Our Board also receives updates from the Audit Committee on its oversight activities and, on occasion, receives updates directly from our Chief Security and Trust Officer. Additionally, the Chief Security and Trust Officer provides more frequent updates to the Board and Audit Committee if necessary due to a cybersecurity threat, incident, or other development. For more information on our oversight of cybersecurity risk,

12

please see Item 1C. “Cybersecurity” in Cisco’s Annual Report on Form 10-K for fiscal 2024, which accompanies this Proxy Statement. The Audit Committee also oversees Cisco’s investment policy and certain other activities of our treasury function.
As part of the overall risk oversight framework, other committees of the Board also oversee certain categories of risk associated with their respective areas of responsibility. For example, the Compensation Committee oversees compensation-related risk management, as discussed in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Committees and Meetings – Compensation and Management Development Committee” and “Compensation Committee Matters – Executive Compensation – CD&A” sections in this Proxy Statement.
Each committee reports regularly to the full Board on its activities. In addition, the Board participates in regular discussions with our executive management on many core subjects, including strategy, operations, information systems, finance, legal and public policy matters, in which risk oversight is an inherent element. The Board believes the leadership structure described in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Leadership Structure” section facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Lead Independent Director and working through its committees, including the independent Audit Committee, to proactively participate in the oversight of management’s actions.
Director Nominee Qualifications, Skills and Attributes
The table below summarizes key qualifications, skills and attributes most relevant to the decision to nominate our director candidates to serve on the Board. A mark indicates a specific area of focus or experience on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography in “Governance and Board Matters – Proposal No. 1 – Election of Directors” below describes each nominee’s qualifications and relevant experience in more detail.

Bush	Capellas	Garrett	Harris	Johnson	Murphy	Robbins	Schulman	Tessel
Leadership	■	■	■	■	■	■	■	■	■
Technology	■	■	■	■	■		■	■	■
Financial Experience	■	■	■	■	■	■	■	■	
Global Business	■	■	■	■		■	■	■	■
Sales and Marketing	■	■		■		■	■	■	
Academia					■				
Public Board Experience	■	■	■	■	■		■	■	
Demographic Background									
Gender	Man	Man	Man	Man	Woman	Woman	Man	Man	Woman
Ethnicity	White	White	White	Black or African American Native American	White	White	White	White	White

Board Performance Evaluation Process
The Board recognizes that a robust and constructive performance evaluation process is an essential component of Board effectiveness. As such, the Board conducts an annual performance evaluation that is intended to determine whether the Board, each of its committees, and individual Board members are functioning effectively, and to provide them with an opportunity to reflect upon and improve processes and effectiveness. This annual performance evaluation is designed to identify any themes or issues that have emerged. The Nomination and Governance Committee oversees this process, which is led by the Lead Independent Director. As part of this process, the Lead Independent Director conducts discussions with Board members to obtain their assessment of the effectiveness and performance of the Board and Board members. The Board considers the results and ways in which its processes and effectiveness may be enhanced.

Cisco 2024 Proxy Statement	13

Board Refreshment
We regularly evaluate the need for Board refreshment. The Nomination and Governance Committee and the Board are focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the shaping of Cisco’s business strategy.
As part of its consideration of director succession, the Nomination and Governance Committee from time-to-time reviews, including when considering potential candidates, the appropriate skills and characteristics required of Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating potential candidates for the Board, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board at that time. Additionally, due to the global and complex nature of our business, the Board believes it is important to include individuals with diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences, and those factors are considered in evaluating board candidates in order to provide practical insights and diverse perspectives.
Cisco’s corporate governance guidelines provide that any non-employee director who has served for a total of 20 years of service will not be re-nominated for election at the next annual meeting of stockholders, absent special circumstances. Further, the corporate governance guidelines provide that the Board will take into consideration the age of any current or prospective Board member whose age would be 72 or older when elected, re-elected, or appointed to the Board and, before nominating or appointing such Board member, the Board will make an affirmative determination that it is in the best interests of Cisco and its stockholders for that individual to serve on the Board. The average tenure of the director nominees is approximately 6.6 years.
The Nomination and Governance Committee and the Board will regularly evaluate the key qualifications, skills and attributes required in order to effectively refresh the Board with engaged and dynamic leaders with a proven business track record who will bring fresh perspectives to the Board while maintaining the productive working dynamics and collegiality of the Board. The brief biographical description of each nominee set forth in the “Governance and Board Matters – Proposal No. 1 – Election of Directors – Business Experience and Qualifications of Nominees” section and the matrix set forth in “Governance and Board Matters – Corporate Governance – Board of Directors – Director Nominee Qualifications, Skills and Attributes” section above include the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board at this time.
Four of our independent director nominees have joined our Board since 2021, representing 50% of our independent Board member nominees.
Joined in 2021		Joined in 2022	Joined in 2023

John D. Harris II	Marianna Tessel	Sarah Rae Murphy	Daniel H. Schulman

14

Stockholder Communications with the Board
Stockholders may communicate with our Board through Cisco’s Secretary by sending an email to bod@cisco.com, or by writing to the following address:
Board of Directors
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Stockholders also may communicate with the Board’s Compensation Committee through Cisco’s Secretary by sending an email to compensationcommittee@cisco.com, or by writing to the following address:
Compensation and Management Development Committee
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Cisco’s Secretary will forward all correspondence to the Board or the Compensation Committee, except for spam, junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Cisco’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within Cisco for review and possible response.

Cisco 2024 Proxy Statement	15

Proposal No. 1 – Election of Directors
The names of persons who are nominees for director and their current positions and offices with Cisco are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. Each of the current directors, other than Ekta Singh-Bushell, has been nominated for election by the Board upon recommendation by the Nomination and Governance Committee and has decided to stand for election.
In October 2024, Ekta Singh-Bushell notified the Board of her decision to not stand for re-election at the 2024 Annual Meeting. Ms. Singh-Bushell intends to serve on the Board through the date of the 2024 Annual Meeting. The authorized number of directors is presently ten, and in connection with the election of directors at the annual meeting, the authorized number of directors is being reduced to nine.
Director Nominees	Positions and Offices Held with Cisco	Age	Director Since	Other Public Company Boards
Wesley G. Bush	Director	63	2019	2
Michael D. Capellas	Lead Independent Director	70	2006	1
Mark Garrett	Director	66	2018	2
John D. Harris II	Director	63	2021	3
Dr. Kristina M. Johnson	Director	67	2012	2
Sarah Rae Murphy	Director	41	2022	—
Charles H. Robbins	Chair and CEO	58	2015	1
Daniel H. Schulman	Director	66	2023	2
Marianna Tessel	Director	56	2021	—
Business Experience and Qualifications of Nominees

Wesley G. Bush
Independent Director
Age: 63
Director since: 2019
Committees
■
Compensation

■
Environmental, Social, and Public Policy (Chair)

Other Public Company
Directorships
■
Dow Inc.

■
General Motors Corporation

Former Public Company
Directorships in the Past
Five Years
■
Norfolk Southern Corporation
(ended in 2019)

■
Northrop Grumman Corporation
(ended in 2019)

Business Experience
Mr. Bush served as Chief Executive Officer of Northrop Grumman Corporation (“Northrop Grumman”) from January 2010 through December 2018 and served on its board from September 2009 to July 2019 and in the role of chair from July 2011 to July 2019. Prior to January 2010, he served in various leadership roles, including as Northrop Grumman’s President and Chief Operating Officer, Corporate Vice President and Chief Financial Officer, and President of its Space Technology sector. Mr. Bush also served in various leadership roles at TRW Inc. prior to its acquisition by Northrop Grumman in 2002. Mr. Bush is a member of the National Academy of Engineering.
Qualifications
Mr. Bush brings to the Board his extensive international business experience, including over 35 years in the aerospace and defense industry. In addition, he brings extensive financial, sales and marketing, strategic and operational experience. Mr. Bush also has experience serving as a public company outside director.

16

Michael D. Capellas
Lead Independent Director
Age: 70
Director since: 2006
Committees
■
Acquisition

■
Environmental, Social, and Public Policy

■
Nomination and Governance (Chair)

Other Public Company
Directorships
■
The Beauty Health Company

Former Public Company
Directorships in the Past
Five Years
■
Flex Ltd. (ended in 2024)

■
Elliott Opportunity II Corp. (ended in 2023)

Business Experience
Mr. Capellas has served as founder and Chief Executive Officer of Capellas Strategic Partners since November 2012. He served as Chair of the Board of VCE Company, LLC (“VCE”) from January 2011 until November 2012 and as Chief Executive Officer of VCE from May 2010 to September 2011. Mr. Capellas was the Chair and Chief Executive Officer of First Data Corporation from September 2007 to March 2010. From November 2002 to January 2006, he served as Chief Executive Officer of MCI, Inc. (“MCI”), previously WorldCom. From November 2002 to March 2004, he was also Chair of the Board of WorldCom, and he continued to serve as a member of the board of directors of MCI until January 2006. Mr. Capellas left MCI as planned in early January 2006 upon its acquisition by Verizon Communications Inc. Previously, Mr. Capellas was President of Hewlett-Packard Company (“Hewlett-Packard”) from May 2002 to November 2002. Before the merger of Hewlett-Packard and Compaq Computer Corporation (“Compaq”) in May 2002, Mr. Capellas was President and Chief Executive Officer of Compaq, a position he had held since July 1999, and Chair of the Board of Compaq, a position he had held since September 2000. Mr. Capellas held earlier positions as Chief Information Officer and Chief Operating Officer of Compaq.
Qualifications
Mr. Capellas brings to the Board experience in executive roles and a background of leading global organizations in the technology industry. Through this experience, he has developed expertise in several valued areas including strategic product development, business development, sales, marketing, and finance. Mr. Capellas also has experience serving as a public company outside director.

Mark Garrett
Independent Director
Age: 66
Director since: 2018
Committees
■
Acquisition

■
Audit (Chair)

■
Nomination and Governance

Other Public Company
Directorships
■
GoDaddy Inc.

■
Snowflake Inc.

Former Public Company
Directorships in the Past
Five Years
■
NightDragon Acquisition Corp.
(ended in 2022)

■
Pure Storage, Inc.
(ended in 2021)

Business Experience
Mr. Garrett has served as a Senior Advisor at Permira since June 2021. Mr. Garrett served as Executive Vice President and Chief Financial Officer of Adobe Systems Incorporated from February 2007 to April 2018. From January 2004 to February 2007, Mr. Garrett served as Senior Vice President and Chief Financial Officer of the Software Group of EMC Corporation (“EMC”). From August 2002 to January 2004 and from 1997 to 1999, Mr. Garrett served as Executive Vice President and Chief Financial Officer of Documentum, Inc., including through its acquisition by EMC in December 2003.
Qualifications
Mr. Garrett brings to the Board extensive history of leadership in finance and accounting in the technology industry, including experience in product and business model transition and transformation to the cloud. Mr. Garrett also has experience serving as a public company outside director.

Cisco 2024 Proxy Statement	17

John D. Harris II
Independent Director
Age: 63
Director since: 2021
Committees
■
Audit

■
Compensation

Other Public Company
Directorships
■
Exxon Mobil Corporation

■
Flex Ltd.

■
Kyndryl Holdings, Inc.

Business Experience
Mr. Harris served as Vice President of Business Development of Raytheon Company (“Raytheon”) and Chief Executive Officer of Raytheon International, Inc. from September 2013 to April 2020. Mr. Harris joined Raytheon in 1983 and throughout his career at Raytheon, he held various leadership positions, including serving as General Manager of Raytheon’s Intelligence, Information and Services business, President of Raytheon Technical Services Company, Vice President of Operations and Contracts for Raytheon’s former Electronic Systems business, Vice President of Contracts for Raytheon’s government and defense businesses, and Vice President of Contracts and Supply Chain for Raytheon Company. In 2010, Mr. Harris was honored with the prestigious Black Engineer of the Year Award.
Qualifications
Mr. Harris brings to the Board an extensive history of leadership in sales and marketing, supply chain management, international business and government relations operations functions, including expertise in both technology and manufacturing industries. Mr. Harris also has experience serving as a public company outside director.

Dr. Kristina M. Johnson
Independent Director
Age: 67
Director since: 2012
Committees
■
■
Compensation

■
Environmental, Social, and Public Policy

Other Public Company
Directorships
■
DuPont de Nemours, Inc.

■
Minerals Technologies, Inc.

Former Public Company
Directorships in the Past
Five Years
■
The AES Corporation (ended in 2019)

Business Experience
Dr. Kristina M. Johnson has held leadership positions in academia, industry and government, including service as CEO of Johnson Energy Holdings, LLC since May 2024; President of The Ohio State University from September 2020 to May 2023; chancellor of the State University of New York from September 2017 to August 2020; co-founder and CEO of hydropower companies, Enduring Hydro, LLC and Cube Hydro Partners, LLC from 2011 to 2017; Undersecretary of Energy at the U.S. Department of Energy from May 2009 to October 2010; senior vice president and provost at The Johns Hopkins University from 2007 to 2009; and dean of engineering at Duke University from 1999 to 2007. Dr. Johnson’s pioneering work in liquid-crystal on silicon micro-displays, polarization optics and imaging at the University of Colorado Boulder was spun off into several companies, including ColorLink, Inc., which helped create modern 3D movies such as Avatar and hundreds of others. Dr. Johnson was inducted into the National Inventors Hall of Fame, is a member of the National Academy of Engineering and the National Academy of Inventors, and has received the John Fritz Medal, widely regarded as the highest award given by the engineering societies. Dr. Johnson holds five honorary degrees, and earned her B.S., M.S. and Ph.D. degrees in electrical engineering at Stanford University.
Qualifications
Dr. Johnson brings to the Board an engineering background, as well as expertise in science, technology, business, education and government. In addition, she has leadership and management experience, both in an academic context as chancellor, provost and dean of nationally recognized academic institutions and in a corporate context as a board member of public companies.

18

Sarah Rae Murphy Independent Director Age: 41 Director since: 2022 Committees ■ Acquisition ■ Audit
Business Experience
Ms. Murphy served as Chief Procurement Officer and Senior Vice President, Global Sourcing of United Airlines Holdings, Inc. (“United Airlines”) from October 2021 to May 2022. She held other executive leadership roles at United Airlines including Senior Vice President, United Express from June 2019 to October 2021 and Vice President, Global Operations Strategy, Planning and Design from October 2016 to June 2019. At United Airlines, she previously also held various financial leadership positions including Vice President of Financial Planning and Analysis and leading investor relations. Prior to joining United Airlines in 2006, Ms. Murphy began her career at Merrill Lynch in its investment banking division.
Qualifications
Ms. Murphy brings to the Board broad executive leadership experience in finance, operations and commercial functions in a global business. Her enterprise experience in leading innovation and transformation to enhance customer experience adds a valuable perspective to the Board.

Charles H. Robbins Board Chair Age: 58 Director since: 2015 Other Public Company Directorships ■ BlackRock, Inc.
Business Experience
Mr. Robbins has served as CEO since July 2015, as a member of the Board since May 2015 and as Chair of the Board since December 2017. He joined Cisco in December 1997, from which time until March 2002 he held a number of managerial positions within Cisco’s sales organization. Mr. Robbins was promoted to Vice President in March 2002, assuming leadership of Cisco’s U.S. channel sales organization. Additionally, in July 2005 he assumed leadership of Cisco’s Canada channel sales organization. In December 2007, Mr. Robbins was promoted to Senior Vice President, U.S. Commercial, and in August 2009 he was appointed Senior Vice President, U.S. Enterprise, Commercial and Canada. In July 2011, Mr. Robbins was named Senior Vice President, Americas. In October 2012, Mr. Robbins was promoted to Senior Vice President, Worldwide Field Operations, in which position he served until assuming the role of CEO.
Qualifications
Mr. Robbins brings to the Board extensive industry, company and operational experience acquired from having served as Cisco’s CEO since 2015, and prior to that from having led Cisco’s global sales and partner teams. He has a thorough knowledge of Cisco’s segments, technology areas, geographies and competition. He has a proven track record of driving results and played a key role in leading and executing many of Cisco’s investments and strategy shifts to meet its growth initiatives.

Cisco 2024 Proxy Statement	19

Daniel H. Schulman
Independent Director
Age: 66
Director since: 2023
Committees
■
Compensation (Chair)

■
Nomination and Governance

Other Public Company
Directorships
■
Lazard, Inc.

■
Verizon Communications, Inc.

Former Public Company
Directorships in the Past
Five Years
■
PayPal Holdings, Inc. (ended in 2023)

■
NortonLifeLock Inc. (formerly Symantec Corporation) (ended in 2019)

Business Experience
Mr. Schulman served as the President and Chief Executive Officer of PayPal Holdings, Inc. (“PayPal”) from July 2015 to September 2023 and as PayPal’s President and Chief Executive Officer-Designee from September 2014 to July 2015. He also served on PayPal’s Board from July 2015 to December 2023. Prior to PayPal, Mr. Schulman served as Group President, Enterprise Group of American Express Company from August 2010 to August 2014. Mr. Schulman was President, Prepaid Group of Sprint Nextel Corporation from November 2009 to August 2010, and also served in other executive leadership positions at Virgin Mobile USA, Inc., Priceline Group, Inc., and AT&T, Inc.
Qualifications
Mr. Schulman brings to the Board his strong leadership experience driving business transformation in the digital era as well as his deep experience in technology and strategic planning. Mr. Schulman also has experience serving as a public company outside director.

Marianna Tessel Independent Director Age: 56 Director since: 2021 Committees ■ Acquisition (Chair)
Business Experience
Ms. Tessel serves as Executive Vice President and General Manager, Global Business Solutions Group of Intuit Inc. (“Intuit”), a financial software company. She served as Intuit’s Executive Vice President and Chief Technology Officer from January 2019 to September 2023, and Chief Product Development officer of Intuit’s Small Business & Self-Employed Group from June 2017 to December 2018. Prior to joining Intuit, Ms. Tessel served as Senior Vice President of Engineering and Executive Vice President of Strategic Development for Docker Inc., a software containerization platform. She also previously served as Vice President of Engineering with VMware Inc.
Qualifications
Ms. Tessel brings to the Board her deep expertise in enterprise software and a track record delivering software solutions that solve challenges for businesses. She is also a transformational leader in the software technology industry with a strong engineering background.

20

Board Composition
Due to the global and complex nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives.
Below is an overview of our director nominee composition.

Cisco 2024 Proxy Statement	21

Board Diversity Matrix (As of October 14, 2024)
Total Number of Directors	10
Gender Identity	Woman	Man	Non-Binary	Did Not Disclose Gender
Directors	4	6	—	—
Number of Directors who identify in any of the categories below:
African American or Black	—	1	—	—
Alaskan Native or Native American	—	1	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	5	—	—
Two or More Races or Ethnicities	—	1*	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

*
African American or Black, and Alaskan Native or Native American

Cisco’s Board Diversity Matrix for fiscal 2023 was disclosed in its Proxy Statement filed with the SEC on October 17, 2023.
Independent Directors
Upon recommendation of the Nomination and Governance Committee, the Board has affirmatively determined that each member of the Board other than Mr. Robbins is independent under the criteria established by Nasdaq for director independence. All members of our Audit, Compensation, and Nomination and Governance committees are independent directors. In addition, upon recommendation of the Nomination and Governance Committee, the Board has determined that the members of the Audit Committee and the members of the Compensation Committee meet the additional independence criteria required for membership on those committees under applicable Nasdaq listing standards.
The Nasdaq criteria include a subjective test and various objective standards, such as the director is not an employee of Cisco. Mr. Robbins is deemed not independent because he is a Cisco employee. The subjective test under Nasdaq criteria for director independence requires that each independent director not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board was made in the context of the objective standards referenced above. In making its independence determinations, the Board generally considers commercial, financial services, charitable, and other transactions, as well as other relationships between Cisco and each director and nominee and his or her family members and affiliated entities. For example, the Nomination and Governance Committee reviewed, for each independent director and nominee, transactions between Cisco and other organizations where such directors serve as executive officers or directors, none of which exceeded 1% of the recipient’s annual revenues during the relevant periods, except as described below.
For each of the independent directors, the Board determined based on the recommendation of the Nomination and Governance Committee that none of the transactions or other relationships exceeded Nasdaq objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board considered certain relationships that did not exceed Nasdaq objective standards but were identified by the Nomination and Governance Committee for further consideration under the subjective test. The Board determined that none of these relationships would interfere with the exercise of independent judgment by the director in carrying out their responsibilities as a director.

22

The following is a description of the relationships in which a director serves, or served, as an outside board member of other companies and in which payments by or to Cisco exceeded 1% of the recipient’s annual revenues:
■
Mr. Harris serves on the board of directors of Flex Ltd. (“Flex”), and Mr. Capellas previously served on the board of directors of Flex until August 2024. Cisco has ordinary course commercial relationships with Flex. Payments by Cisco to Flex exceeded 1% of the annual revenues of Flex in each of Cisco’s past three fiscal years.

■
Mr. Schulman is a member of the board of directors of Verizon Communications, Inc. (“Verizon”). Verizon has ordinary course commercial relationships with Cisco. Payments by Verizon to Cisco exceeded 1% of the annual revenues of Cisco in fiscal 2022.

Director Compensation
This section provides information regarding the compensation policies for non-employee directors and amounts paid and equity awards granted to these directors in fiscal 2024. Non-employee directors typically do not receive forms of remuneration or benefits other than those described below but are reimbursed for their expenses in attending meetings and other board-related activities. Cisco’s non-employee director compensation policy is designed to provide the appropriate amount and form of compensation to our non-employee directors.
Director Compensation Highlights
■
Retainer fees for committee service differentiated based on workload

■
Emphasis on equity in the overall compensation mix

■
Full-value equity grants under a fixed-value annual grant policy with immediate vesting

■
Robust stock ownership guidelines set at five times the annual cash retainer to support stockholder alignment

■
Flexible deferral provisions to facilitate stock ownership

■
Governance limit of  $800,000 on the total value of cash and equity compensation that may be paid or granted to a non-employee director each fiscal year allows Cisco to stay within reasonable boundaries of what the market requires

■
Each non-employee director is eligible to participate in Cisco’s charitable matching gifts program to the same extent as all Cisco employees. During fiscal 2024, the maximum match amount under this program was $25,000 each calendar year, and effective in September 2024, was reduced to $10,000 each calendar year. Additional $10,000 matches were available for disaster response campaigns during fiscal 2024 until March 1, 2024.

Fiscal 2024 Cash Compensation
Our non-employee director cash compensation during fiscal 2024 consisted of the following:
■
Annual retainer of  $80,000 for each non-employee director, effective from the beginning of fiscal 2024 to, but excluding, the date of the 2023 Annual Meeting, following which the amount was increased to $105,000.

■
Additional annual retainer fee of  $60,000 for serving as Lead Independent Director, effective from the beginning of fiscal 2024 to, but excluding, the date of the 2023 Annual Meeting, following which the amount was increased to $75,000.

■
Additional annual retainer fee of  $30,000 for serving as chair of the Audit Committee.

■
Additional annual retainer fee of  $20,000 for serving as chair of the Compensation Committee or as chair of the Nomination and Governance Committee.

■
Additional annual retainer fee of  $15,000 for serving as chair of the Acquisition Committee or as chair of the Environmental, Social, and Public Policy Committee.

■
Additional annual retainer fees for serving as a member of a Board committee:

□
$32,000 for serving as a member of the Audit Committee;

□
$16,000 for serving as a member of the Compensation Committee, the Acquisition Committee or the Environmental, Social, and Public Policy Committee; and

□
$12,000 for serving as a member of the Nomination and Governance Committee.

■
These cash fees are paid in quarterly installments in arrears.

Cisco 2024 Proxy Statement	23

A non-employee director may, in lieu of any retainer paid in connection with service on the Board or any committee of the Board, or other cash fees, elect to receive fully vested shares of Cisco common stock, fully vested deferred stock units or a deferred cash payment under the Cisco Systems, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). Dividend equivalents accrue on fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the Board. The annual retainers are pro-rated for non-employee directors who are appointed after an annual meeting. Retainers paid in quarterly installments are pro-rated for non-employee directors who join or leave the Board or a committee during the quarterly period based on the portion of the period for which they have served.
Fiscal 2024 Equity Compensation
Non-employee directors receive annual grants under the 2005 Stock Incentive Plan pursuant to an equity grant policy. The 2005 Stock Incentive Plan currently provides that grants to any non-employee director may not exceed 50,000 shares for any fiscal year.
The Board’s policy regarding equity grants for non-employee directors provides for the following:
■
An initial equity grant for new non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to a pro rata portion of  $245,000 based on the portion of the year of the new non-employee director’s board service.

■
An annual equity grant for elected non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to $245,000.

A non-employee director may elect to receive his or her initial and annual grants in the form of fully vested deferred stock units that are settled in shares after the non-employee director leaves the Board. Dividend equivalents accrue on the fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the Board.
Fiscal 2024 Total Director Compensation
The following table provides information as to compensation earned by our non-employee directors during fiscal 2024.
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
M. Michele Burns(4)	$48,696	$—	$25,000	$73,696
Wesley G. Bush	$141,663(3)	$244,987	$—	$386,650
Michael D. Capellas	$211,543	$244,987	$25,000	$481,530
Mark Garrett	$184,429	$244,987	$—	$429,416
John D. Harris II	$142,658	$244,987	$5,150	$392,795
Dr. Kristina M. Johnson	$126,745	$244,987	$15,150	$386,882
Roderick C. McGeary(4)	$60,870	$—	$—	$60,870
Sarah Rae Murphy	$142,658	$244,987	$—	$387,645
Daniel H. Schulman	$107,864	$283,450	$—	$391,314
Ekta Singh-Bushell	$17,877	$118,174	$—	$136,051
Dr. Lisa T. Su(4)	$42,609(3)	$—	$—	$42,609
Marianna Tessel	$125,750(3)	$244,987	$—	$370,737
(1) The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of the shares issued pursuant to the 2005 Stock Incentive Plan.

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Each non-employee director who had served as a non-employee director prior to the 2023 Annual Meeting and who was elected at the 2023 Annual Meeting received 5,136 fully vested shares on December 6, 2023. Mr. Bush, Dr. Johnson, Mr. Schulman and Ms. Tessel each elected to receive their annual equity award in the form of fully vested deferred stock units.
In connection with his appointment to the board on October 10, 2023, Mr. Schulman received an initial pro-rated equity award of 714 fully vested shares in the form of deferred stock units. In connection with her appointment to the board on June 14, 2024, Ms. Singh-Bushell received an initial pro-rated equity award of 2,587 fully vested shares.
None of the non-employee directors held any unvested stock awards as of July 27, 2024. No stock options were outstanding or awarded to non-employee directors in fiscal 2024.
(2) Represents the non-employee director’s match under Cisco’s charitable matching gifts program.
(3) Includes the value of fully vested shares of Cisco common stock received in lieu of the non-employee director’s regular cash retainer, additional retainer paid in connection with service on Board committees, or other cash fees, based on the fair market value of the shares on the date any such retainers or cash fees would otherwise have been paid. Based on their prior elections, Mr. Bush, Dr. Su and Ms. Tessel each received deferred stock units with a value of  $141,540, $42,590 and $125,653, respectively, based on the closing price of Cisco common stock on the date any such retainers or cash fees would otherwise have been paid.
(4) Ms. Burns, Mr. McGeary and Dr. Su served on the Board of Directors through December 6, 2023.
Non-Employee Director Stock Ownership
Our corporate governance guidelines include stock ownership guidelines for non-employee directors. The stock ownership guidelines call for each non-employee director to own shares of Cisco’s common stock having a value equal to at least five times the non-employee director’s regular annual cash retainer, with a five-year period from the date of his or her appointment to attain that ownership level. To facilitate share ownership, in lieu of all or a specified portion of their regular annual cash retainer, any retainer paid in connection with service on any committee of the Board or other cash fees, non-employee directors may elect to receive fully vested shares of Cisco common stock or fully vested deferred stock units that would be settled in shares after the non-employee director leaves the Board, based on the fair market value of the shares on the date any such cash retainer or fee would otherwise be paid. Any shares (or shares subject to deferred stock units) received in lieu of any portion of a cash retainer or fee do not count against the limit on the total number of shares that may be granted to a non-employee director during any fiscal year. The shares issued are granted under the 2005 Stock Incentive Plan.
For information on non-employee director elections to receive fully vested shares (or shares subject to deferred stock units) in lieu of cash with respect to fiscal 2024 cash retainers or fees, please see the table above entitled “Director Compensation” and the accompanying footnotes.
Fiscal 2025 Director Compensation
Using the approach described above under “Board of Directors – Board Committees and Meetings – Director Compensation,” the Nomination and Governance Committee conducted its annual review of the non-employee director compensation program for fiscal 2025 in consultation with its independent compensation consultant, Exequity. In fiscal 2024, Exequity determined that Cisco’s non-employee director compensation program continues to be competitive with the market, consistent with our peer group, and incorporates best practices. Based on this assessment, the Board did not make any changes to the amounts or types of compensation that non-employee directors could earn for fiscal 2025.
Vote Required
Cisco’s bylaws and corporate governance guidelines provide for a majority voting standard in uncontested elections of directors. The affirmative vote of the holders of a majority of the votes properly cast at the meeting at which a quorum is present is required to elect each of the nominees for director, meaning the number of shares cast “for” a nominee’s election exceeds the number of  “against” votes cast against that nominee. The required quorum for a meeting of Cisco stockholders is a majority of the outstanding shares of common stock. Abstentions and broker non-votes are not counted as votes cast for or against such nominee, and stockholders may not cumulate votes in the election of directors.
In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our bylaws and corporate governance guidelines, an incumbent director who fails to receive the required majority vote to be re-elected in an uncontested election shall tender his or her

Cisco 2024 Proxy Statement	25

resignation to the Board to be effective on the earlier of 90 days following the certification of the election results or the date on which the Board selects a person to fill the office held by that director.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed herein.

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Compensation Committee Matters
Proposal No. 2 –  Advisory Vote to Approve Executive Compensation
Under Section 14A of the Exchange Act, Cisco stockholders are entitled to cast an advisory vote to approve the compensation of Cisco’s named executive officers, known as a “Say on Pay” vote. The stockholder vote is an advisory vote only and is not binding on Cisco or its Board of Directors. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The core of Cisco’s executive compensation philosophy and practice continues to align real pay delivery with performance. Cisco’s executive officers are compensated in a manner consistent with Cisco’s business strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the CD&A, the compensation tables, and the narrative discussion set forth on pages 29 to 72 for additional details on Cisco’s executive compensation program. Below are a few highlights of our pay-for-performance philosophy.
Fiscal 2024 Pay and Performance
In fiscal 2024, we delivered solid results, closed the largest acquisition in our history, introduced industry-defining innovation, and served our customers and partners in new ways. After a challenging start to fiscal 2024, we ended the year seeing steady customer demand and are entering fiscal 2025 with momentum and optimism. Customers are leveraging broad combinations of our products and services as they look to modernize their infrastructure, improve cybersecurity, and harness the power of AI and data. We delivered $53.8 billion in revenue in fiscal 2024, which is the second strongest year in our history, coupled with growth in annualized recurring revenue (“ARR”), remaining performance obligations (“RPO”), and subscription revenue. In fiscal 2024, we also completed our acquisition of Splunk, the largest acquisition in our history, earlier than we anticipated. We continue to focus on delivering exceptional customer outcomes, executing consistently, and driving growth.
While we ended fiscal 2024 with strong momentum, we ultimately did not meet our fiscal 2024 performance goals. This is reflected in the payout of our fiscal 2024 annual incentives below target and the settlement of our fiscal 2022 PRSUs below target. Our fiscal 2024 incentive plan results were as follows:
■
Revenue1 8% below fiscal 2023

■
Operating Income1 5% below fiscal 2023

■
Operating Cash Flow1 44% below fiscal 2023

■
EPS1 1% below fiscal 2023

■
Product ARR1 9% above fiscal 2023

1 Revenue and Operating Income as determined pursuant to the EIP, Operating Cash Flow and EPS as determined pursuant to the fiscal 2024 PRSUs, as modified by the Compensation Committee following the date of grant to exclude the impact of the acquisition of Splunk, and product ARR as determined pursuant to the transformational PRSUs, in each case as described in the CD&A below.
Long-term incentives continue to be the largest element of named executive officer compensation, consistent with market practice. For Cisco’s CEO, approximately 60% of long-term grant value is comprised of performance shares earned for achievement against rigorous goals for operating cash flow, EPS, and relative total stockholder return (“TSR”) performance measured over three years. For Cisco’s other named executive officers, approximately 50% of long-term grant value is comprised of performance shares earned for achievement against the same goals of operating cash flow, EPS, and relative TSR performance measured over the same three-year period. Our PRSUs for

Cisco 2024 Proxy Statement	27

fiscal 2022 – 2024 were earned at 74% of target, as operating cash flow and EPS performance were at 96% of target over the three-year period, while relative TSR for the three-year period was below the target performance level, reflecting the rigor applied to the Compensation Committee’s goal setting.
We believe our compensation structure and its resulting realizable pay for executive officers demonstrates Cisco’s strong commitment to aligning real pay delivery with performance.
At the annual meeting, we are asking stockholders to vote on the following advisory resolution:
RESOLVED, that the stockholders approve the compensation of Cisco’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the CD&A, the compensation tables and narrative discussion.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval, on an advisory basis, of this proposal. Under our policy of providing for an annual advisory vote on executive compensation, we expect that our next advisory vote to approve the compensation of Cisco’s named executive officers will be at our 2025 Annual Meeting of Stockholders.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR approval of the non-binding advisory resolution to approve executive compensation.

28

Executive Compensation
Compensation Discussion and Analysis
Introduction
The following discussion describes Cisco’s compensation program for its named executive officers. Cisco’s named executive officers for fiscal 2024 are our CEO, our Chief Financial Officer (“CFO”), our three most highly compensated executive officers (other than the CEO and CFO) who were serving as executive officers at the end of fiscal 2024, and two former executive officers who were not serving as executive officers at the end of fiscal 2024.
The named executive officers are:

Charles H. Robbins Chair and Chief Executive Officer	R. Scott Herren Executive Vice President and Chief Financial Officer	Gary Steele President, Go-to-Market	Deborah (Dev) L. Stahlkopf Executive Vice President and Chief Legal Officer	Thimaya Subaiya Executive Vice President, Operations

Maria Martinez Former Executive Vice President and Chief Operating Officer	Jeff Sharritts Former Executive Vice President and Chief Customer and Partner Officer
The following are performance and compensation highlights for fiscal 2024.
Executive Summary
Company Performance
In fiscal 2024, we delivered solid results, closed the largest acquisition in our history, introduced industry-defining innovation, and served our customers and partners in new ways. After a challenging start to fiscal 2024, we ended the year seeing steady customer demand and are entering fiscal 2025 with momentum and optimism. Customers are leveraging broad combinations of our products and services as they look to modernize their infrastructure, improve cybersecurity, and harness the power of AI and data. We delivered $53.8 billion in revenue in fiscal 2024, which is the second strongest year in our history, coupled with growth in ARR, RPO, and subscription revenue. In fiscal 2024, we also completed our acquisition of Splunk, the largest acquisition in our history, earlier than we anticipated. We continue to focus on delivering exceptional customer outcomes, executing consistently, and driving growth.
While we ended fiscal 2024 with strong momentum, we ultimately did not meet our fiscal 2024 performance goals. This is reflected in the payout of our fiscal 2024 annual incentives below target and the settlement of our fiscal 2022 PRSUs below target. Our fiscal 2024 incentive plan results were as follows:
■
Revenue1 8% below fiscal 2023

■
Operating Income1 5% below fiscal 2023

Cisco 2024 Proxy Statement	29

■
Operating Cash Flow1 44% below fiscal 2023

■
EPS1 1% below fiscal 2023

■
Product ARR1 9% above fiscal 2023

1 Revenue and Operating Income as determined pursuant to the EIP, Operating Cash Flow and EPS as determined pursuant to the fiscal 2024 PRSUs, as modified by the Compensation Committee following the date of grant to exclude the impact of the acquisition of Splunk, and product ARR as determined pursuant to the transformational PRSUs, in each case as described below.
In fiscal 2024, total subscription revenue increased 11% to $27.4 billion, accounting for 51% of total revenue. RPO grew 18% to $41 billion, reflecting the strength of our portfolio of software and services. We are also focused on the entire customer lifecycle to drive expansion and renewals. We continue to make strategic investments in innovation to capitalize on significant growth opportunities, expanding addressable markets and driving our competitive differentiation while positioning Cisco for long-term growth and stockholder value creation.
Stockholder Returns
We maintained our historical practice of paying cash dividends and making share repurchases. We returned $12.1 billion to stockholders in fiscal 2024 consisting of:
■
$5.8 billion in share repurchases

■
$6.4 billion in cash dividends

As of the end of fiscal 2024, our 1-year and 3-year TSR1 each decreased 5%.
1 TSR represents cumulative stock price change with dividends reinvested. 1-year and 3-year TSR are measured based on the fiscal year periods ending July 27, 2024.
Say-On-Pay Support
Last year’s say-on-pay proposal was approved by approximately 75% of stockholder votes, a reduction from approximately 89% the prior year. Therefore, we continued our robust engagement with stockholders to consider enhancements to our compensation program in fiscal 2024. Based on feedback we received from stockholders to increase the emphasis on operating goals that drive long-term growth, for fiscal 2024, we changed our variable cash incentive program such that 90% of the bonus is based on the risk and reward of Cisco’s financial performance, while 10% is based on an ESG factor (reduced from 20% in fiscal 2023). Other than this change, the Compensation Committee retained its general approach to executive compensation and continued to apply the same general pay-for-performance principles and philosophy as in fiscal 2023, consistent with stockholder support for the overall design of the program.
Annual Executive Incentive Plan
Our revenue and operating income under the EIP resulted in a company performance factor (“CPF”) of 0.56 for fiscal 2024, down from 1.80 in fiscal 2023, reflecting below target achievement of financial performance goals. The Compensation Committee set the fiscal 2024 targets for revenue and operating income 1% and 3% above fiscal 2023 performance, respectively, as measured under the EIP, after considering customer demand, industry and market factors, and potential performance headwinds, including macroeconomic uncertainty and a dynamic operating environment.
	Performance Criteria			Pay for Performance Results
	Fiscal 2024 Goals ($ billions)			Fiscal 2024 Results ($ billions)
	Threshold	Target	Maximum
Revenue	$51.8 (90% of target)	$57.6	$60.5 (105% of target)	$52.4 (91% of target)
Operating Income	$16.7 (85% of target)	$19.6	$21.6 (110% of target)	$18.1 (92% of target)

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2022-2024 PRSU Plan
The payout under our three-year PRSU plan for fiscal 2022-2024 was 74% of target (versus 90% for fiscal 2021-2023), representing achievement of 96% of our operating cash flow and EPS goals and 52% for the goal of TSR relative to the component companies of the S&P 500 Index over the three-year period based on Cisco’s TSR at the end of the performance period at the 26th percentile.
Performance Criteria	Pay-for-Performance Results for Fiscal 2022 Grant
	Performance Metric	Operating Cash Flow/EPS(1)	Relative TSR(2)
Earned PRSUs = Target PRSUs x ((50% x Average Financial Goal Multiplier) + (50% x Relative TSR Multiplier)	Fiscal 2024	90%(3)	52%
	Fiscal 2023	144%(4)
	Fiscal 2022	54%
	Three-Year Result	96%	52%
	PRSUs Earned	74% of Target
(1) This is the Financial Goal Multiplier. EPS is determined pursuant to the PRSUs as set forth in the CD&A below.
(2) This is the Relative TSR Multiplier.
(3) During fiscal 2024, the Compensation Committee modified the adjustments used to determine Operating Cash Flow and diluted EPS under the PRSUs to exclude the impact of the acquisition of Splunk, which was completed earlier than initially anticipated, resulting in a Financial Goal Multiplier of 90%, an increase from a Financial Goal Multiplier of 81% without the modification.
(4) The Compensation Committee exercised its discretion to reduce the fiscal 2023 portion of the Financial Goal Multiplier from 149% to 144% to reflect the difference between the estimated tax rate for fiscal 2023, which was based in part on the potential legislation change pertaining to the research capitalization requirement enacted in the Tax Cuts and Jobs Act and used to establish the EPS goals for fiscal 2023, and the lower actual tax rate for fiscal 2023 as the legislation did not pass.
Fiscal 2024 CEO Pay
For fiscal 2024, our CEO’s target TDC was $32.8 million. When comparing our CEO’s target TDC to the CEOs in our peer group, our CEO’s target TDC is below the median of the CEOs in our peer group.
Environmental and Social Goals
For decades, we have been evolving and expanding the way we positively impact our people and the planet. At the core of all our efforts is our Purpose to Power an Inclusive Future for All. For fiscal 2024, the Compensation Committee evaluated the collective performance by our executive leadership team on the execution with respect to certain environmental and social goals. This performance evaluation was included as part of our annual cash incentive program as a shared rating for all named executive officers based solely on their collective performance, as further described below.
Compensation Program Structure
Attract and Retain	Motivate Performance

Attract and retain key executives with the proper background and experience required to drive our future growth and profitability by offering a total compensation program that flexibly adapts to changing economic, regulatory and social conditions, and takes into consideration the compensation practices of peer companies based on an objective set of criteria.
Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on Cisco’s achievement of designated financial and non-financial objectives.
Reward Actual Achievement	Align Interests

Compensate for achievement of short-term and long-term company financial and operating goals, and refrain from providing special benefits, “golden parachute” excise tax gross-ups, or accelerated equity vesting except in limited circumstances.

Align the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value.

Cisco 2024 Proxy Statement	31

Listening to Our Stockholders
Our Compensation Committee relies on our regular stockholder outreach and engagement activities, as well as more formal channels to communicate with stockholders, including the opportunity for our stockholders to cast a non-binding advisory vote regarding executive compensation at Cisco’s annual meeting of stockholders. See the “Governance and Board Matters  –  Corporate Governance  –  Stockholder Engagement” section for a discussion of our fiscal 2024 stockholder outreach and engagement. See also the “Governance and Board Matters  –  Corporate Governance  –  Board of Directors  –  Stockholder Communications with the Board” section.
The Compensation Committee is interested in the ideas and feedback of our stockholders regarding executive compensation. In fiscal 2024, with the frequent participation of the chair of our Compensation Committee, Cisco engaged with stockholders representing approximately 57% of our outstanding shares at the end of the fiscal year, including 43% of our 30 largest stockholders, on a variety of topics, including our executive compensation program. In response to feedback received from stockholders during these engagements to increase the emphasis on operating goals that drive long-term growth, for fiscal 2024, we changed our variable cash incentive program such that 90% of the bonus is based on the risk and reward of Cisco’s financial performance (increased from 80%), while 10% is based on an ESG factor (reduced from 20% in fiscal 2023).
In evaluating our compensation practices in fiscal 2024, the Compensation Committee was mindful of the support our stockholders expressed for Cisco’s philosophy and practice of linking compensation to operational objectives and stockholder value creation. In fiscal 2024, the Compensation Committee continued to monitor our executive compensation programs to ensure compensation is aligned with company performance. In alignment with stockholder feedback, the Compensation Committee retained its general approach to executive compensation in fiscal 2024.
As in prior years, we continue to set rigorous incentive compensation goals and align pay delivery with performance and achievement of our strategic objectives. We also continue to put executive compensation to an annual advisory stockholder vote and consider the views of our stockholders. The Compensation Committee will continue to seek out and consider stockholder feedback in the future.

32

Our Compensation Practices Benefit our Stockholders
Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:
Compensation Practices
Independent Compensation Committee	Our Compensation Committee consists entirely of independent directors.
Independent Compensation Consultant	Our Compensation Committee utilizes an independent compensation consultant, which is retained directly by the Compensation Committee and provides no other services to Cisco’s management.
Risk Assessment	Our Compensation Committee performs an annual review of the risks related to our compensation programs.
Pay for Performance
62% of target annual TDC for the CEO was performance-based and approximately 50% of target annual TDC for the other named executive officers was performance-based. See the “Compensation Components” section for a discussion of our named executive officers’ TDC.

Annual Cash Incentive
Payment is primarily based on Cisco’s achievement of rigorous pre-established revenue and operating income goals (weighted 90%) and secondarily based on a team performance factor scored based on the executive leadership team’s joint execution with respect to certain environmental and social goals (weighted 10%).

Annual Long-Term Equity Incentive
Approximately 60% of our CEO’s target annual equity award value is in PRSUs and, except for awards granted in connection with promotions, approximately 50% of our other named executive officers’ target annual equity award value is in PRSUs. For fiscal 2022 PRSUs, 50% of the PRSUs were earned based on relative TSR performance measured over a three-year period and 50% of the PRSUs were earned based on pre-established annual performance goals, namely operating cash flow and EPS. For fiscal 2024 and fiscal 2023 PRSUs, the PRSUs may be earned based on pre-established annual performance goals, namely operating cash flow and EPS, modified higher or lower by no more than 20% based on relative TSR performance measured over a three-year period, with earned values paid at the end of the full three-year performance period.

Caps on Incentive Compensation	There is a limit on the maximum amount of annual cash incentives and PRSUs that may be paid.
No SERP or Pension Plan	We do not sponsor a supplemental executive retirement plan or a defined benefit pension plan for our executive officers.
Employment Agreements	Other than Mr. Steele, who entered into a letter agreement in connection with our acquisition of Splunk, none of our executive officers have employment, severance, or change in control agreements.
Stock Ownership Guidelines	We have meaningful stock ownership guidelines for our executive officers and non-employee directors.
Recoupment (“Clawback”) Policy
We have a long-standing recoupment (“clawback”) policy that is triggered in the event of certain financial restatements. This policy was updated to comply with new SEC rules, expanding its application from qualifying cash awards and PRSUs received prior to October 2, 2023 to include all qualifying cash and equity incentive awards received on or after October 2, 2023. Additionally, our equity plans provide for the forfeiture of awards if an executive officer participates in activities detrimental to Cisco or is terminated for misconduct.

Limited Perquisites	We only provide limited perquisites as approved by the Compensation Committee.
No Single-Trigger Change-in-Control Vesting Acceleration Provisions	No equity awards are subject to single-trigger change in control vesting.
No Repricing	Our 2005 Stock Incentive Plan expressly prohibits repricing or repurchasing equity awards that are underwater without stockholder approval.
No Parachute Excise Tax Gross-Ups	We do not provide tax gross-ups in connection with any “golden parachute” excise taxes.
No Hedging
Under our insider trading policy, all employees (including officers) and members of the Board are prohibited from engaging in any speculative transactions in Cisco securities, including engaging in short sales, transactions involving put options, call options or other derivative securities, or any other forms of hedging transactions, such as collars or forward sale contracts.

No Pledging	Executive officers and members of the Board are prohibited from pledging Cisco securities in margin accounts or as collateral for loans.
No Dividends or Dividend Equivalents Paid or Settled on Unvested Equity Awards	We do not provide for payment of dividends or settlement of dividend equivalents on unvested awards.
Compensation decisions and other details are discussed in the remainder of this CD&A.

Cisco 2024 Proxy Statement	33

Compensation Components
The three major elements of our executive officers’ regular TDC are: (i) base salary, (ii) variable cash incentive awards, and (iii) long-term, equity-based incentive awards. For fiscal 2024, 62% of target annual TDC for the CEO was performance-based and approximately 50% of the target annual TDC for the other named executive officers was performance-based, reflecting Cisco’s pay-for-performance philosophy.
Fiscal 2024 Compensation
Annual Base Salary
We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a stable level of fixed compensation. Consistent with our philosophy of linking pay to performance, our executives receive a small percentage of their overall compensation in the form of base salary.
The Compensation Committee, when establishing base salaries, considers each executive officer’s individual performance, the breadth, scope, and complexity of his or her role, and internal equity, as well as whether his or her base salary is appropriately positioned relative to similarly situated executives in our peer group. Based on the above considerations, the fiscal 2024 base salaries for Mr. Herren, Ms. Stahlkopf, Ms. Martinez, and Mr. Sharritts increased by 2.5%. Based on the above considerations and his promotion to Executive Vice President, Operations in March 2024, the fiscal 2024 base salary for Mr. Subaiya increased by 15%. The fiscal 2024 base salary of Mr. Robbins was not increased and has not increased since the beginning of fiscal 2020. At the beginning of fiscal 2025, taking into account the above considerations, the Compensation Committee determined that fiscal 2025 base salaries for each of Mr. Robbins, Mr. Herren, Mr. Steele, and Ms. Stahlkopf should remain at fiscal 2024 levels.
Named Executive Officer	Fiscal 2024 Base Salary	Fiscal 2023 Base Salary
Charles H. Robbins	$1,390,000	$1,390,000
R. Scott Herren(1)	$896,875	$875,000
Gary Steele(2)	$1,000,000	N/A
Dev Stahlkopf(1)	$732,875	$715,000
Thimaya Subaiya(1)	$725,000	$630,807
Maria Martinez(1)	$896,875	$875,000
Jeff Sharritts(1)	$820,000	$800,000
(1) The fiscal 2024 base salary increases for Mr. Herren, Ms. Stahlkopf, Ms. Martinez, and Mr. Sharritts as approved by the Compensation Committee were effective in November 2023. The fiscal 2024 base salary increase for Mr. Subaiya as approved by the Compensation Committee was effective in March 2024.
(2) The fiscal 2024 base salary for Mr. Steele was $900,000 in March 2024 when he joined Cisco upon the acquisition of Splunk. In connection with his appointment as President, Go-to-Market, in May 2024, Mr. Steele entered into a letter agreement with Cisco (the “Letter Agreement”) providing for a fiscal 2024 base salary of  $1 million.

34

Variable Cash Incentive Awards
The primary objectives of Cisco’s annual cash incentive program are to reward achievement of our annual financial performance (90% weighting) and our executive leadership team’s performance with respect to certain environmental and social goals (10% weighting), and to establish appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability while striving to conduct our business in a sustainable manner. Performance measures and goals for determining our named executive officers’ fiscal 2024 annual incentive awards were pre-established under Cisco’s EIP. The pre-established performance goals were based on Cisco’s achievement of financial performance goals, expressed as the CPF, and an ESG factor that is determined based on the executive leadership team’s joint execution with respect to certain environmental and social goals. The Compensation Committee established such performance measures and goals based on feedback from stockholders, an informed review of Cisco’s targeted financial performance for fiscal 2024, and the pay practices of the companies in our peer group.
How Variable Cash Incentive Awards Work
The financial performance metrics for awards under the EIP for fiscal 2024 continued to be based on the same financial performance metrics used in fiscal 2023, and the specific financial targets are the same as those used under the company-wide bonus plan. For fiscal 2024, the target bonus was based on a CPF of 1.0. Cisco’s financial performance must have exceeded its fiscal 2024 financial plan established by the Board for the CPF to exceed 1.0. For fiscal 2024, the ESG factor was scored based on the executive leadership team’s joint execution with respect to certain environmental and social goals.
For each named executive officer, the fiscal 2024 EIP awards were calculated by multiplying an individual’s annual base salary for fiscal 2024 by the individual’s target award percentage, and multiplying the result by the sum of 90% of the CPF and 10% of the ESG factor, as follows:
BONUS = BASE SALARY × TARGET AWARD PERCENTAGE × ((CPF × 0.90) + (ESG Factor × 0.10))
The Compensation Committee does not have the discretion to award bonuses under the EIP if the applicable performance criteria have not been met.
The fiscal 2024 cash incentive awards for each named executive officer participant were as follows:
Named Executive Officer	Base Salary(1)	Target Award Percentage(1)	Company Performance Factor (90%)	ESG Factor (10%)	EIP Payment
Charles H. Robbins	$1,390,000	260%	0.56	1.48	$2,356,328
R. Scott Herren	$891,255	160%	0.56	1.48	$929,757
Gary Steele(2)	$110,497	160%	0.56	1.48	$115,271
Dev Stahlkopf	$728,283	160%	0.56	1.48	$759,745
Thimaya Subaiya	$668,276	126%	0.56	1.48	$548,537
(1) The base salary amounts for Mr. Herren and Ms. Stahlkopf reflect the fiscal 2024 base salary increases in November 2023. The base salary amount for Mr. Steele reflects the portion of his fiscal 2024 base salary after he completed his onboarding with Cisco in June 2024. The base salary amount and target award percentage for Mr. Subaiya reflect his promotion to Executive Vice President, Operations in March 2024.
(2) In connection with his appointment as President, Go-to-Market, in May 2024, Mr. Steele entered into the Letter Agreement providing for a fiscal 2024 base salary of  $1 million and the ability to participate in the EIP during fiscal 2024 with a bonus target equal to 160% of his base salary.
How Fiscal 2024 EIP Targets Were Established and Actual Results
At the beginning of fiscal 2024, the Compensation Committee established a target EIP award for each of the named executive officer participants, based on a percentage of their base salaries. The target awards were determined by the Compensation Committee after considering a number of factors, including the executive’s role and responsibility, whether the target annual incentive is competitive with similarly situated executives in our peer group, internal parity, and our recent and projected financial performance.

Cisco 2024 Proxy Statement	35

Company Performance Factor (CPF)
The CPF for fiscal 2024 could range from 0.0 to 2.0 with the target at 1.0. The formula for fiscal 2024 was constructed with upside potential so that if we exceeded our revenue and operating income targets, the CPF could be greater than 1.0.
The Compensation Committee selected revenue and operating income as the financial performance measures because these measures most directly align with Cisco’s growth strategy and generally have the best correlation with stockholder value creation. Operating income is weighted on a 4-to-1 basis compared to revenue in calculating the outcome under the CPF. Revenue and operating income below the threshold levels set forth below results in a CPF of 0.0. Revenue and operating income at or above the maximum levels set forth below results in a CPF of 2.0.
The Compensation Committee established the annual financial performance goals based on Cisco’s fiscal 2024 financial plan approved by the Board. In approving the financial plan, the Board considered customer demand, industry and market factors, and potential performance headwinds, including macroeconomic uncertainty and a dynamic operating environment. The fiscal 2024 financial plan and the corresponding goals set by the Compensation Committee under the EIP were designed to be challenging to achieve given the above-mentioned factors. Compared to fiscal 2023, which was a record year for total revenue, the revenue and operating income targets for fiscal 2024 exceeded actual fiscal 2023 performance by 1% and 3%, respectively, as measured under the EIP.
The revenue and operating income goals and results for fiscal 2024 are set forth below:
	Fiscal 2024 Goals ($ billions)			Fiscal 2024 Results ($ billions)
	Threshold	Target	Maximum
Revenue	$51.8 (90% of target)	$57.6	$60.5 (105% of target)	$52.4 (91% of target)
Operating Income	$16.7 (85% of target)	$19.6	$21.6 (110% of target)	$18.1 (92% of target)
The above resulted in fiscal 2024 CPF of 0.56, as further illustrated in the table below, reflecting below target achievement of the financial performance goals under the EIP.
	Fiscal 2024 Financial Performance Calculations
	Funding (% of Target)	Weighting	Contribution
Revenue	33%	20%	0.07
Operating Income	61%	80%	0.49
Total			0.56
For fiscal 2024, the funding percentage for the revenue financial performance goal was: 0% for performance below threshold (90% of target); 25% for performance at threshold (90% of target); increased by 7.5% for each percentage increase in performance between threshold and target (between 90% and 100% of target); 100% for performance at target; increased by 20% for each percentage increase in performance between target and maximum (between 100% and 105% of target); and 200% for performance at or above maximum (105% of target). For fiscal 2024, the funding percentage for the operating income financial performance goal was: 0% for performance below threshold (85% of target); 25% for performance at threshold (85% of target); increased by 5% for each percentage increase in performance between threshold and target (between 85% and 100% of target); 100% for performance at target; increased by 10% for each percentage increase in performance between target and maximum (between 100% and 110% of target); and 200% for performance at or above maximum (110% of target).
The revenue and operating income goals and results were calculated for purposes of the EIP in accordance with pre-established rules. Revenue was Cisco’s GAAP revenue excluding the effects of the impact of changes in GAAP and the effects of business combinations and divestitures subject to pre-established criteria and thresholds. Operating income was Cisco’s GAAP operating income excluding the following: share-based compensation expense; compensation expense related to acquisitions and divestitures; changes in estimates of contingent consideration related to acquisitions; gains or losses on acquisitions and divestitures; amortization or impairment of acquired intangible assets including in-process research and development; all external acquisition and divestiture-related costs such as finder’s fees, advisory, legal, accounting, valuation, hedging or other professional or consulting fees

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directly associated with acquisitions; gains or losses resulting from resolving all pre-acquisition or divestiture contingencies; gains or losses resulting from the exit of our business in Russia and Belarus; and each of the following subject to pre-established thresholds: the impact of any cumulative effect of changing to newly adopted accounting principles; operating income of acquired and divested entities and their subsidiaries as reflected on the financial records thereof; restructuring charges; losses due to impairments or gain/loss contingencies; gains or losses on the sale of fixed assets; and direct losses on Cisco’s tangible assets from natural catastrophe, war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, or seizure.
ESG Factor
The ESG factor is a shared rating by all named executive officers based solely on the executive leadership team’s joint execution of Cisco’s ESG strategy and could range from 0.0 to 2.0 with the target at 1.0. In determining the ESG factor, the Compensation Committee considers the executive leadership team’s joint performance as well as Cisco’s performance relative to certain measurable environmental and social goals.
The achievements set forth below reflect the executive leadership team’s performance during fiscal 2024. The performance metrics were chosen as they represent progress towards Cisco’s publicly-disclosed goals related to key social and environmental initiatives and one of Cisco’s signature programs.
Fiscal 2024 ESG Performance Highlights
Overall ESG Performance
In fiscal 2024, Cisco demonstrated continued progress on its overall ESG initiatives. Our highlights include:
■
Achieving top awards and rankings for our overall ESG performance; and

■
Achieving at- or above-target performance on each of the select fiscal 2024 environmental and social goals described below.

	Fiscal 2024 ESG Goals			Fiscal 2024 Results
	Performance Metric	Target	Above Target
Reduce absolute Scope 1 and Scope 2 emissions by 90% by fiscal 2025 compared to fiscal 2019	Scope 1 and 2 GHG emissions reduction during fiscal 2024	70%	> 70%	Target(1)
Provide digital and cybersecurity skills training to 25 million learners through the Cisco Networking Academy (“NetAcad”) by fiscal 2032	# of cumulative NetAcad student participants during fiscal 2023 through fiscal 2024	6.4 million to 6.7 million	> 6.7 million	Above Target
Achieve 80% community impact participation in fiscal 2024, as measured by employees’ actions, including advocating for causes they care deeply about, volunteering, donating, and participating in programs that positively impact communities	% of employee community impact participation during fiscal 2024	80%	≥ 81%	Above Target
(1) Estimated result at the end of fiscal 2024, actual results will be published in Cisco’s 2024 Purpose Report in December 2024.
In addition to achieving at- or above-target performance across the goals above, Cisco executed successfully on a number of strategies throughout fiscal 2024 and achieved several top awards and rankings for its overall ESG performance in fiscal 2024, including achieving the CDP Climate Change A List, inclusion in S&P’s Dow Jones Sustainability Index World and North America Indices, an “AA” MSCI ESG rating, and ranking #2 on Gartner’s Supply Chain Top 25.
Based on the progress we made across a variety of initiatives throughout fiscal 2024, the positive, broad-based recognition of our ESG performance, and our at- or above-target performance across the goals above, the Compensation Committee approved a fiscal 2024 ESG factor of 1.48, reflecting above target performance relative to our executive leadership team’s collective execution of its ESG strategy and Cisco’s achievement of its environmental and social goals. Overall, the CPF of 0.56 (90% weighting) and the ESG factor of 1.48 (10% weighting) resulted in a below target payout at 65% of target under the EIP.

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Long-Term, Equity-Based Incentive Awards
The primary objectives of Cisco’s equity-based incentive awards program are to align the interests of our executive officers with our stockholders and to provide our executive officers with a long-term incentive to manage Cisco from the perspective of an owner. PRSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives and delivering superior long-term stockholder returns. Time-based RSUs support retention and align the interests of our executive officers with those of our stockholders since they promote stockholder value creation and a culture of ownership.
The Compensation Committee determines the size of an executive officer’s equity awards according to each executive officer’s position within Cisco and sets targets at levels intended to create a meaningful opportunity for reward predicated on increasing stockholder value and delivering on key long-term financial performance objectives. In addition to considering competitive market data, the Compensation Committee considers an individual’s performance history, an individual’s potential for future advancement and promotions, the CEO’s recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards, including the extent to which such awards provide sufficient holding power for each of our executive officers. The relative weight given to each of these factors varies among individuals at the Compensation Committee’s discretion.
Fiscal 2024 Awards
In September 2023, the Compensation Committee approved fiscal 2024 equity awards for the CEO to be comprised of approximately 60% PRSUs and 40% time-based RSUs (based on grant date target value) and for each of the other named executive officers (except for Mr. Subaiya who was promoted to Executive Vice President, Operations in March 2024) to be comprised of approximately 50% PRSUs and 50% time-based RSUs (based on grant date target value) as set forth in the table below. After consideration by the Compensation Committee of each executive officer’s position within Cisco, performance history, and potential for future advancement and promotions, the intent to create a meaningful opportunity to reward an increase in stockholder value and delivery of key long-term financial performance objectives, competitive market data, the CEO’s recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards, the Compensation Committee determined that the prior fiscal year’s grant date target values continued to be appropriate and made no changes for the fiscal 2024 equity awards to the continuing named executive officers, except the Compensation Committee determined it was appropriate to increase the grant date target value for the fiscal 2024 equity award to Mr. Robbins by $1.8 million. The Compensation Committee also approved the accrual of dividend equivalents on PRSUs and time-based RSU awards granted to executive officers as it did in prior years. Such dividend equivalents accrue on the awards as of each dividend payment date during the period between the date the award is granted and the date the award vests and are subject to the same terms and conditions (including, without limitation, any forfeiture conditions) as the awards to which they relate. Any dividend equivalents awarded with respect to the awards will be settled only if, when and to the extent such awards vest and are settled.
Named Executive Officer	Target PRSUs	Max. PRSUs	Target Value of PRSUs	Time- Based RSUs	Grant Value of Time-Based RSUs	Total Target Value of Fiscal 2024 Annual Equity Awards(1)
Charles H. Robbins	290,795	582,753	$16,680,001	208,474	$11,120,003	$27,800,004
R. Scott Herren	122,037	244,562	$7,000,042	131,234	$7,000,022	$14,000,064
Dev Stahlkopf	74,094	148,484	$4,250,032	79,678	$4,250,024	$8,500,056
Thimaya Subaiya	13,287	26,627	$762,142	39,859	$2,008,495	$2,770,637
Maria Martinez	113,320	227,093	$6,500,035	121,860	$6,500,013	$13,000,048
Jeff Sharritts	87,169	174,686	$5,000,014	93,739	$5,000,038	$10,000,052
(1) See the “Fiscal 2024 Compensation – Long-Term, Equity-Based Incentive Awards  –  Target Values versus Accounting Values” section in the CD&A for information about how this value is calculated.
Fiscal 2025 Awards
In September 2024, the Compensation Committee granted fiscal 2025 equity awards to our continuing named executive officers (60% PRSUs/40% RSUs for the CEO and 50% PRSUs/50% RSUs for the other continuing named

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executive officers). These fiscal 2025 PRSUs were granted using a three-year performance period with a multi-year performance metric covering the three-year period from the beginning of fiscal 2025 through the end of fiscal 2027. A relative TSR performance goal for the fiscal 2025 PRSUs will modify the financial performance goal multiplier higher or lower by no more than 20% similar to the Relative TSR Modifier described below with respect to the fiscal 2024 PRSUs. However, the Relative TSR Modifier for the fiscal 2025 PRSUs will be capped at target to the extent Cisco’s absolute TSR during the three-year performance period is negative. With respect to the fiscal 2025 equity awards, the Compensation Committee determined that the fiscal 2024 grant date target values continued to be appropriate for the fiscal 2025 equity awards. Therefore, the grant date target values for the fiscal 2025 equity awards to the applicable continuing named executive officers remained at the same levels as fiscal 2024, except the Compensation Committee determined it was appropriate to increase the grant date target value for the fiscal 2025 equity award to Mr. Subaiya in recognition of his promotion during fiscal 2024.
How PRSUs Work
The fiscal 2024 PRSUs maintained the same metrics and design as those granted in fiscal 2023. The formula to determine the number of earned fiscal 2024 PRSUs is set forth below:
EARNED FISCAL 2024 PRSUs = TARGET PRSUs × AVERAGE FINANCIAL GOAL MULTIPLIER × RELATIVE TSR MODIFIER
Average Financial Goal Multiplier
The Average Financial Goal Multiplier is based on the average of Cisco’s operating goals over a three-year period as measured against annual performance goals that are set by the Compensation Committee at the beginning of each fiscal year. For example, in the case of the fiscal 2024 PRSU grants, at the beginning of each of fiscal 2024, 2025, and 2026, the Compensation Committee will approve certain operating goals for the applicable fiscal year. Following the completion of each fiscal year, the Compensation Committee will certify the financial goal multiplier that was earned for such year and following the completion of fiscal 2026, the Compensation Committee will determine the Average Financial Goal Multiplier for the three-year period. The uncertainty of many external factors that affect our business and industry, such as supply challenges and rising component and related costs, made it difficult to forecast operating cash flow and EPS goals beyond a one-year period. As a result, the Compensation Committee determined that the current design appropriately measures performance over the long term, as it provides effective performance goals for our named executive officers while making the final value of the fiscal 2024 PRSU grants earned contingent in part on the Average Financial Goal Multiplier over a three-year period.
The Compensation Committee selected operating cash flow and EPS as the operating goals for fiscal 2024. Operating cash flow and EPS can range from a threshold of 80% of target to a maximum of 125% of target. EPS is weighted on a 2-to-1 basis compared to operating cash flow in calculating the outcome under the Financial Goal Multiplier. Operating cash flow and EPS below the threshold levels set forth below results in a Financial Goal Multiplier of 0%. Operating cash flow and EPS at or above the maximum levels set forth below results in a Financial Goal Multiplier of 167%.
2024 Financial Results
The operating cash flow and EPS goals for fiscal 2024 set forth below were established at levels consistent with Cisco’s fiscal 2024 financial plan approved by the Board. Compared to fiscal 2023, the operating cash flow target was 47% less than actual fiscal 2023 performance based in large part on tax payment deferrals and potential performance headwinds, including macroeconomic uncertainty and a dynamic operating environment. The EPS target for fiscal 2024 exceeded actual fiscal 2023 performance by 6%. The Compensation Committee believed these financial performance goals were achievable, but appropriately challenging.
	Fiscal 2024 Goals			Fiscal 2024 Results
	Threshold	Target	Maximum
Operating Cash Flow	$8.5 billion (80% of target)	$10.6 billion	$13.2 billion (125% of target)	$11.1 billion (105% of target)
EPS	$3.21 (80% of target)	$4.01	$5.02 (125% of target)	$3.77 (94% of target)
Additionally, during fiscal 2024, the Compensation Committee modified the adjustments used to determine the fiscal 2024 operating cash flow and EPS results in order to exclude the impact of the acquisition of Splunk, which was completed earlier than anticipated. Taking into account these adjustments, the Compensation Committee certified

Cisco 2024 Proxy Statement	39

Cisco’s achievement of operating cash flow of  $11.1 billion and EPS of  $3.77 for fiscal 2024. Without the modification, Cisco’s operating cash flow and EPS for fiscal 2024 would have been $10.9 billion and $3.67, respectively, in each case as measured under the fiscal 2024 PRSUs.
The Company’s performance relative to the above goals resulted in a Financial Goal Multiplier for fiscal 2024 of 90%, as further illustrated in the table below, reflecting achievement below target levels. This multiplier will be included as part of the three-year average for the relevant PRSUs (i.e., the Year 3 Financial Goal Multiplier for the fiscal 2022 PRSUs, the Year 2 Financial Goal Multiplier for the fiscal 2023 PRSUs, and the Year 1 Financial Goal Multiplier for the fiscal 2024 PRSUs).
	Fiscal 2024 Financial Performance Calculations
	Funding (% of Target)	Weighting	Contribution
Operating Cash Flow	114%	33.3%	0.38
EPS	78%	66.7%	0.52
Total			0.90
For fiscal 2024, the funding percentage for the operating cash flow financial performance goal was: 0% for performance below threshold (80% of target); 25% for performance at threshold (80% of target); increased by 3.75% for each percentage increase in performance between threshold and target (between 80% and 100% of target); 100% for performance at target; increased by 2.68% for each percentage increase in performance between target and maximum (between 100% and 125% of target); and 167% for performance at or above maximum (125% of target). For fiscal 2024, the funding percentage for the EPS financial performance goal was: 0% for performance below threshold (80% of target); 25% for performance at threshold (80% of target); increased by 3.75% for each percentage increase in performance between threshold (80% of target) and 98.66% of target; 100% for performance between 98.66% and target; increased by 2.68% for each percentage increase in performance between target and maximum (between 100% and 125% of target); and 167% for performance at or above maximum (125% of target).
When setting the goals for the fiscal 2024 PRSUs at the beginning of fiscal 2024, operating cash flow was Cisco’s GAAP operating cash flow and EPS was calculated from Cisco’s GAAP diluted EPS excluding all of the items excluded from the calculation of operating income for purposes of the EIP as well as gains and losses on equity investments, while taking into account the related income tax effects and the effects of certain tax matters. The effect of planned share repurchases was included in the EPS calculation.
During fiscal 2024, to adjust for the acquisition of Splunk, which was completed earlier than initially anticipated, the Compensation Committee approved the modification of operating cash flow for fiscal 2024 to exclude the operating cash flow attributable to the operations of Splunk and the modification of the exclusions from EPS for fiscal 2024 by excluding the financing costs incurred by Cisco related to the acquisition of Splunk. The Compensation Committee believed the modifications were necessary to neutralize the impact of Splunk and the modified performance goals remained appropriately challenging. The modifications resulted in a Financial Goal Multiplier for fiscal 2024 of 90%, an increase from a Financial Goal Multiplier of 81% without the modification.
Relative TSR Modifier
Following the completion of the three-year performance period, the Relative TSR Modifier is determined and certified by the Compensation Committee by comparing Cisco’s TSR at the end of the three-year performance period to the TSR of a pre-established group of comparator companies. In the case of the fiscal 2024 PRSU grants, the performance metric is Cisco’s TSR relative to the companies comprising the S&P 500 Index over a three-year period covering fiscal years 2024 through 2026.
The Relative TSR Modifier is calculated as follows:
Relative TSR	Relative TSR Modifier(1)
75th Percentile or Above	120%
50th Percentile	100%
25th Percentile or Below	80%
(1) To the extent Cisco’s relative TSR falls between two discrete points in the table above, linear interpolation shall be used to determine the Relative TSR Modifier.

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As noted above, the Relative TSR Modifier for the fiscal 2025 PRSUs will be capped at target to the extent Cisco’s absolute TSR during the three-year performance period is negative.
Determining Earned PRSU Values for Fiscal 2024 PRSUs
At the end of the three-year performance period and in connection with the settlement of the shares, the Compensation Committee will certify results and the product of the Relative TSR Modifier and the Average Financial Goal Multiplier (the average of the Financial Goal Multipliers for fiscal 2024, 2025, and 2026) will be used to determine the shares awarded to each named executive officer. As fiscal 2024 was the first year of the applicable performance period for fiscal 2024 PRSUs, no shares were yet earned.
Transformational PRSUs
In connection with the transformation of our business to meet the evolving needs of our customers and increasing the amount of subscription offerings that we provide, during fiscal 2023, the Compensation Committee, in consultation with Exequity, approved the grant of one-time transformational PRSUs to the named executive officers in order to strengthen the relationship between pay and performance by establishing appropriate performance conditions that the Compensation Committee believes will drive our future growth and profitability. The transformational PRSUs are intended to reward achievement by providing meaningful and appropriate incentives for achieving product ARR growth over a three-year performance period and are eligible to vest, if at all, only upon the achievement of challenging performance goals, based on the average of Cisco’s product ARR over a three-year period as measured against annual product ARR performance goals that are set by the Compensation Committee at the beginning of each of fiscal 2023, 2024, and 2025 (each a “Transformational Financial Goal Multiplier”). The award of transformational PRSUs is also designed to retain our executive officers and align their long-term interests with the creation of long-term stockholder value. By having a percentage of our named executive officers’ total direct compensation payable in the form of equity that vests over three years and, thus, subject to higher risk and longer vesting than cash compensation, our executive officers are motivated to remain employed with us and take actions that will benefit the company and its stockholders over the long term. For fiscal 2024, the Compensation Committee endeavored to set product ARR performance goals at a challenging level and in full alignment with the rigorous expectations and long-term interests of our stockholders.
2024 Product ARR Goals and Results
The product ARR goals for fiscal 2024 are set forth below. The Compensation Committee believed these financial performance goals were appropriately challenging, yet achievable. Compared to fiscal 2023, the product ARR target for fiscal 2024 exceeded actual fiscal 2023 performance by 8%.
	Fiscal 2024 Goal			Fiscal 2024 Result
	Threshold	Target	Maximum
Product ARR	$10.8 billion (90% of target)	$12.0 billion	$13.8 billion (115% of target)	$12.035 billion (100% of target)
The Company’s performance relative to the above goals resulted in a Transformational Financial Goal Multiplier for fiscal 2024 of 103%, reflecting achievement above target levels. This multiplier will be included as part of the three-year average for the transformational PRSUs.
Product ARR for purposes of determining the fiscal 2024 Transformational Financial Goal Multiplier was calculated from Cisco’s product ARR excluding the effects of business combinations and divestitures subject to pre-established criteria and thresholds. For fiscal 2024, the Transformational Financial Goal Multiplier goal was: 0% for product ARR performance below threshold (90% of target); 50% for product ARR performance at threshold (90% of target); increased by 5% for each percentage increase in product ARR performance between threshold and target (between 90% and 100% of target); 100% for product ARR performance at target; increased by 6.67% for each percentage increase in product ARR performance between target and maximum (between 100% and 115% of target); and 200% for product ARR performance at or above maximum (115% of target).
Determining Earned Transformational PRSUs
At the end of the three-year performance period and in connection with the settlement of the shares, the Compensation Committee will certify results and the Average Transformational Financial Goal Multiplier (the average of the Transformational Financial Goal Multipliers for fiscal 2023, 2024, and 2025) will be used to determine the

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shares awarded to each named executive officer. As fiscal 2024 was the second year of the applicable performance period for the transformational PRSUs, no shares were yet earned.
To the extent earned, the transformational PRSUs will vest at the end of the three-year performance period. The transformational PRSUs will not vest upon the retirement or other termination of a named executive officer prior to such vesting date except in the following circumstances: at target levels in the event of a named executive officer’s death, a named executive officer’s terminal illness, or the acquisition of Cisco by merger or asset sale in which the transformational PRSU is not assumed or replaced by the acquiring entity.
Additional Equity Award to Mr. Subaiya
In December 2023, in light of the additional responsibilities assumed by Mr. Subaiya when he was promoted to Chief Transformation Officer, which was prior to his promotion to Executive Vice President, Operations, the Compensation Committee approved the following grant of time-based RSUs to Mr. Subaiya.
Named Executive Officer	Time-Based RSUs	Grant Value of Time-Based RSUs
Thimaya Subaiya	10,003	$453,436
Earned Fiscal 2022 Awards (Fiscal 2022 – 2024)
The table below summarizes the Financial Goal Multipliers for fiscal 2022, 2023, and 2024, the Average Financial Goal Multiplier, and the Relative TSR Multiplier for the PRSUs granted during fiscal 2022 and the percentage of PRSUs earned.
(1) Earned PRSUs = Target PRSUs x ((50% x Average Financial Goal Multiplier) + (50% x Relative TSR Multiplier)).
Based on the multipliers as set forth in the table above, the fiscal 2022 PRSUs (for which the three-year performance cycle has been completed) were earned as follows, reflecting our commitment to pay for performance:
Named Executive Officer	Target PRSUs	Fiscal 2022 PRSUs Earned(1)
Charles H. Robbins	231,058	170,978
R. Scott Herren	109,671	81,154
Dev Stahlkopf	59,821	44,265
Thimaya Subaiya	18,778	13,895
Maria Martinez	99,701	73,777
Jeff Sharritts	25,607	18,947
(1) The fiscal 2022 earned PRSUs remain subject to continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on November 10, 2024.

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The payouts for PRSUs with a three-year performance period granted in fiscal 2022, 2021, and 2020 were as follows:
Other Earned Awards to Ms. Stahlkopf
During fiscal 2022 in connection with her appointment as Executive Vice President and Chief Legal Officer, Ms. Stahlkopf was granted PRSUs to compensate her for the unvested equity she forfeited by leaving her former employer and joining Cisco. This restoration PRSU grant was based on Cisco’s achievement of the same operating cash flow and EPS goals as the fiscal 2022 PRSUs to the other named executive officers as set forth above with the number earned determined by multiplying the target PRSUs by the Average Financial Goal Multiplier and the Relative TSR Multiplier for the PRSUs granted during fiscal 2022 as set forth above. The portion of this PRSU grant that was earned based on an Average Financial Goal Multiplier of 96% and a Relative TSR Multiplier of 52% was as follows:
Named Executive Officer	Target PRSUs	PRSUs Earned(1)
Dev Stahlkopf	25,757	19,058
(1) The earned PRSUs remained subject to the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on November 10, 2024.
Target Values versus Accounting Values
Because the fiscal 2024 PRSUs include annual financial goal multipliers, the values reported in the Summary Compensation Table are different than the target values set forth in the fiscal 2024 PRSU table above. The values of the fiscal 2024 PRSUs are based on separate measurements of our financial performance for each year in the three-year performance period. Therefore, FASB ASC Topic 718 requires that the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2024 PRSUs, the Summary Compensation Table does not include the value of the PRSUs based on the annual financial metric goals for fiscal 2025 or 2026. Such amounts will be included as equity compensation in the Summary Compensation Table for fiscal 2025 and 2026, respectively, when the financial metrics are established. However, the Summary Compensation Table for fiscal 2024 does include a portion of the value of the fiscal 2022 PRSUs, the fiscal 2023 PRSUs, and the transformational PRSUs based on the annual operational performance metrics set for those awards during fiscal 2024. The table below illustrates the difference between target values and accounting values for our CEO with respect to his equity awards over the last three fiscal years.
	Target Value	Accounting Value Disclosed in Summary Compensation Table
Fiscal 2024	$27,800,004	$35,373,892
Fiscal 2023	$41,000,035(1)	$24,108,979
Fiscal 2022	$23,186,609	$24,866,549
(1) The fiscal 2023 target value includes the target value of the fiscal 2023 annual equity awards and the total target value of the transformational PRSUs.
Vesting of RSUs and PRSUs
Consistent with typical practices among competitors for key talent in the technology sector and responsive to recruiting and retention considerations in this market, 34% of the time-based RSUs granted during fiscal 2024 will

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generally vest subject to a one-year cliff and then vest 8.25% in each successive quarter thereafter over the remainder of the three-year vesting period. Subject to continued employment and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until the settlement date, any earned PRSUs will be settled following the completion of the performance period and final certification of the Compensation Committee. All outstanding unvested equity awards under the 2005 Stock Incentive Plan will vest in full (at target levels for PRSUs), and, if applicable, become immediately exercisable in the event of the named executive officer’s death, terminal illness, or if Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
Fiscal 2024 Compensation for Mr. Steele
After the closing date of the acquisition of Splunk (March 18, 2024) and prior to Mr. Steele’s participation in the EIP that commenced in June 2024 upon his onboarding with Cisco, Mr. Steele participated in the Splunk annual bonus plan. Pursuant to Cisco’s commitment in connection with the acquisition of Splunk, the Compensation Committee approved a pro rata target payout to Mr. Steele under the Splunk annual bonus plan for fiscal 2024 as follows:
Named Executive Officer	Base Salary(1)	Target Award Percentage	Splunk Bonus Payment
Gary Steele	$233,425	125%	$291,781
(1) The base salary amount reflects Mr. Steele’s base salary from the closing date of the acquisition until June 2024 during which time Mr. Steele participated in the Splunk annual bonus plan.
In connection with Cisco’s acquisition of Splunk, Mr. Steele was granted a cash retention bonus in the amount of $15 million (the “Steele Retention Bonus”). The Steele Retention Bonus vests one-third on the 12-month anniversary of the closing date of the acquisition and the remaining two-thirds in equal quarterly installments over the immediately following 24 months, subject to Mr. Steele’s continued employment with Cisco. In addition, the Steele Retention Bonus will vest if Mr. Steele’s employment is terminated under certain circumstances prior to March 18, 2025, as described in the Letter Agreement.
In connection with Cisco’s acquisition of Splunk, Mr. Steele’s unvested equity awards in Splunk were converted to cash awards (the “Unvested Cash Awards”). The Unvested Cash Awards generally vest on the same vesting schedule as the corresponding legacy Splunk equity awards through March 18, 2025, with the then-unpaid balance (other than as described below) fully payable on that date, subject to Mr. Steele’s continued employment with Cisco through each vesting date. The only award that will not vest on March 18, 2025 is the Unvested Cash Award granted on February 27, 2024 after the signing of the Splunk acquisition, which will vest on its legacy schedule over four years. In addition, the Unvested Cash Awards (other than the award granted after the signing of the Splunk Acquisition) will become vested if Mr. Steele’s employment is terminated under certain circumstances prior to March 18, 2025, as described in the Letter Agreement.
In connection with his appointment as President, Go-to-Market, in May 2024, we agreed to the payment or reimbursement of Mr. Steele’s reasonable legal fees incurred in connection with the Letter Agreement.
Separation Agreements with Ms. Martinez and Mr. Sharritts
In February 2024, as part of organizational changes with respect to Cisco’s executive leadership team, Cisco informed Ms. Martinez that the COO position held by Ms. Martinez had been eliminated. Accordingly, Ms. Martinez remained employed with Cisco until May 2024. In May 2024, Ms. Martinez entered into a separation agreement and general release in connection with her termination of employment. Under the agreement, we accelerated the vesting of her time-based restricted stock unit awards which were scheduled to vest between August 10, 2024 and November 10, 2025 and she was deemed eligible for retirement vesting of her PRSU award granted during fiscal 2024. We also paid Ms. Martinez a lump sum cash payment in the amount of  $2,814,307, which is equal to the sum of eighteen months of her annual base salary, her annual target bonus award, and 17 months of COBRA premiums. In consideration for such benefits, Ms. Martinez executed a release of claims relating to her employment and agreed to comply with the terms of the separation agreement, Cisco’s Code of Business Conduct and related policies, and Cisco’s Proprietary Information and Inventions Agreement.
In May 2024, as part of organizational changes with respect to Cisco’s executive leadership team, Cisco appointed Mr. Steele as President, Go-to-Market. In connection with Mr. Steele’s appointment, Mr. Sharritts was informed that

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he would no longer remain in his role. In July 2024, Mr. Sharritts entered into a separation agreement and general release in connection with his termination of employment. Under the agreement, we accelerated the vesting of his time-based restricted stock unit awards which were scheduled to vest through December 10, 2025 and he was deemed eligible for retirement vesting of his PRSU award granted during fiscal 2024. We also paid Mr. Sharritts a lump sum cash payment in the amount of  $2,585,711, which is equal to the sum of eighteen months of his annual base salary, his annual target bonus award, and 17 months of COBRA premiums. In consideration for such benefits, Mr. Sharritts executed a release of claims relating to his employment and agreed to comply with the terms of the separation agreement, Cisco’s Code of Business Conduct and related policies, and Cisco’s Proprietary Information and Inventions Agreement.
Retirement
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement assistance requirements and covenants, all PRSUs, except for the transformational PRSUs, will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares at the end of the applicable three-year performance period. Beginning with the fiscal 2024 equity awards, in the event of the retirement of any RSU award recipient, including each of our named executive officers, and to the extent the RSU award recipient satisfies the specific retirement eligibility criteria described in the award agreement, any unvested portion of the RSUs will vest upon the award recipient’s retirement. At the end of fiscal 2024, each of Mr. Robbins, Ms. Martinez, and Mr. Sharritts was eligible for retirement vesting; provided, that Ms. Martinez and Mr. Sharritts were only deemed to be eligible as to their respective PRSU awards granted during fiscal 2024 pursuant to their separation agreements.
See the “Compensation Committee Matters  –  Fiscal 2024 Compensation Tables  –  Grants of Plan-Based Awards  –  Fiscal 2024” table for additional information regarding these equity grants to the named executive officers and the “Potential Payments upon Termination or Change in Control” section for additional information regarding these grants to the named executive officers and all other outstanding equity awards previously granted to the named executive officers.
Cisco does not provide for any single-trigger golden parachute arrangements or golden parachute excise tax gross-up arrangements for its named executive officers.
Perquisites
Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be limited in scope and value and should only be offered when they provide necessities or conveniences that allow our executive officers to focus on and optimally perform in their role with Cisco. Consequently, Cisco’s executive officers generally will not be entitled to receive any special benefits, except as provided below or otherwise described in footnote 5 to the “Compensation Committee Matters – Fiscal 2024 Compensation Tables – Summary Compensation Table” below:
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Health Benefits – Executive officers may choose to have an annual executive health screening and other benefits at Cisco’s expense. Executive health physicals and related benefits assist both the executive officer and Cisco by ensuring health risks are minimized.

■
Aircraft Policy – Our CEO and our other executive officers may occasionally use our corporate aircraft for personal use, subject to availability, provided they reimburse Cisco for the incremental cost of the flight. Because the leased corporate aircraft is used primarily for business travel, Cisco requires reimbursement for the incremental cost of the flight (these costs do not include fixed costs that do not change based on usage).

The incremental cost for personal use includes, when applicable, the following costs: fuel, landing/parking fees, crew fees and expenses, custom fees, flight services/charts, variable maintenance costs, inspections, catering, aircraft supplies, telephone usage, trip-related hangar rent and parking costs, plane repositioning costs (deadhead flights), occupied variable fees, and other miscellaneous expenses. The incremental cost excludes fixed costs such as monthly management fees, lease payments, crew salaries, maintenance costs not related to trips, training, home hangaring, general taxes and insurance, and services support, as these fixed costs are generally incurred for business purposes. In addition, occasionally, guests of named executive officers and board members are

Cisco 2024 Proxy Statement	45

permitted to ride along on Cisco’s leased corporate aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost. On such occasions, the named executive officer will be subject to imputed income at the applicable Standard Industrial Fare Level (SIFL) rates for any personal passengers on that flight, and Cisco does not provide tax gross-ups for such imputed income.
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Personal Security – Consistent with prevalent practices among large, multinational companies, and based on an independent third-party security study, Cisco provides security personnel for the CEO and his family members for business travel and certain non-business travel. The Compensation Committee must pre-approve security for the CEO and his family members on non-business trips when the aggregate cost for such trips per fiscal year will equal or exceed $25,000. The chair of the Compensation Committee must pre-approve any security recommended by Cisco Security or a third-party security vendor for families traveling with executive officers other than the CEO on business trips and for such executive officers and, if applicable, their families on non-business trips. In addition, Cisco security practices provide that the CEO may be driven to and from work by an authorized car service and personal security driver. Further, Cisco provides certain security products and related licenses to certain named executive officers for use at their residences. The incremental cost of security expenses for Cisco security personnel is their meals, lodging, and travel, but generally not their compensation because Cisco already incurs that cost for business purposes. The incremental cost of third-party security vendors is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost. The incremental cost for security products and related licenses is the actual cost. Cisco does not consider the provision of such security to be a perquisite since the need for security arises from the nature of the executive officer’s employment by Cisco and the provision of such security is provided to mitigate risks to Cisco’s business. Pursuant to SEC guidance, we have reported the aggregate incremental costs in the “All Other Compensation” column of the Summary Compensation Table.

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Relocation Benefits – Executive officers who are relocating may be entitled to the benefits determined with reference to Cisco’s international and domestic assignment, transfer, and relocation policies for Vice Presidents and above, as amended from time to time. These relocation benefits are market competitive benefits and enable an orderly transition for Vice Presidents relocating within the United States or to another country.

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Required Business Trips/Events Where Spouses/Partners are Expected to Attend – Cisco will pay for or reimburse spousal/partner travel and personal expenses only in connection with business-related events where Cisco executive officers are required to attend and where the presence of spouses/partners is expected; provided, however, for each named executive officer, the aggregate amount of spousal/partner travel and personal expenses paid for by Cisco in a fiscal year must be less than $25,000. If a named executive officer’s spousal/partner travel and personal expenses are in excess of such limit, the named executive officer will generally be responsible for such excess amounts and will reimburse Cisco. Additionally, at certain of these events, named executive officers receive limited gifts at no cost to Cisco.

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Gross-Ups – Cisco does not provide for tax gross-ups in connection with any of the foregoing items except in the case of tax equalization and tax adjustments under Cisco’s international and domestic assignment, transfer, and relocation policies.

Deferred Compensation Plan
The Deferred Compensation Plan is available to all U.S. employees with the title of director or above, including the named executive officers. The Deferred Compensation Plan provides an opportunity for individual retirement savings on a tax- and cost-effective basis on compensation above the Internal Revenue Code of 1986, as amended (the “Code”), limits under the Cisco Systems, Inc. 401(k) Plan (the “401(k) Plan”). Cisco does not sponsor a supplemental executive retirement plan or a defined benefit pension plan. Cisco matches deferrals at the same percentage as matched under the 401(k) Plan. Those matching contributions are described in footnote 2 to the “Compensation Committee Matters – Fiscal 2024 Compensation Tables – Nonqualified Deferred Compensation  –  Fiscal 2024” table below.
Fiscal 2025 Compensation Approach
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Base Salaries – Based on his promotion during fiscal 2024 and input from Exequity regarding competitive pay, the annual base salary for Mr. Subaiya will increase from $725,000 to $775,000, effective November 1, 2024. The annual base salaries of Mr. Herren, Mr. Steele, and Ms. Stahlkopf for fiscal 2025 were not increased. Additionally, the annual base salary of Mr. Robbins for fiscal 2025 was not increased and has not increased since the beginning of fiscal 2020.

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Variable Cash Incentive Awards – Awards under the EIP for the named executive officers are based on a prevalent additive formula in which 90% of the bonus is based on the risk and reward of Cisco’s financial performance while 10% is based on an ESG factor, which will be scored based on the executive leadership team’s joint execution with respect to certain environmental and social goals. The individual target awards remain at competitive levels of 260% of base salary for Mr. Robbins and 160% of base salary for the other named executive officers, which levels are the same as fiscal 2024 levels.

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Long-Term, Equity-Based Incentive Awards – In the interest of maintaining Cisco’s intended competitive positioning among the peers, and of continuing the consistency of the overall incentive program design and operation, in September 2024, the Compensation Committee granted the following fiscal 2025 equity awards to the continuing named executive officers below (60% PRSUs/40% RSUs for the CEO and 50% PRSUs/50% RSUs for the other continuing named executive officers). Based on feedback from stockholders, the fiscal 2025 PRSUs were granted using a three-year performance period with a multi-year performance metric covering the three-year period from the beginning of fiscal 2025 through the end of fiscal 2027. A relative TSR performance goal for the fiscal 2025 PRSUs will modify the financial performance goal multiplier higher or lower by no more than 20% similar to the Relative TSR Modifier described above with respect to the fiscal 2024 PRSUs. However, for the fiscal 2025 PRSUs, the Relative TSR Modifier will be capped at target to the extent Cisco’s absolute TSR during the three-year performance period is negative. Additionally, the Compensation Committee determined that the fiscal 2024 grant date target values continued to be appropriate for the fiscal 2025 equity awards. Therefore, the grant date target values for the fiscal 2025 equity awards to the applicable continuing named executive officers remained at the same levels as fiscal 2024, except the Compensation Committee determined it was appropriate to increase the grant date target value for the fiscal 2025 equity award to Mr. Subaiya in recognition of his promotion during fiscal 2024.

In September 2024, the Compensation Committee also granted to Mr. Steele a pro-rata transformational PRSU using a one-year performance period and the same product ARR performance metric for fiscal 2025 that was approved for the outstanding transformational PRSUs granted to the other named executive officers during fiscal 2023. This one-time PRSU to Mr. Steele will vest after the end of the fiscal 2025 performance period based on fiscal 2025 performance.
Named Executive Officer	Performance-Based Restricted Stock Units	Transformational Performance-Based Restricted Stock Units	Time-Based Restricted Stock Units
Charles H. Robbins	304,547	—	216,175
R. Scott Herren	127,808	—	136,081
Gary Steele	164,324	48,601	174,962
Dev Stahlkopf	77,598	—	82,621
Thimaya Subaiya	100,420	—	106,921
Executive Compensation Governance Components
Our Culture of Ownership
As noted above, a core element of Cisco’s compensation philosophy is to align the interests of executive officers with those of stockholders by providing appropriate long-term incentives. To further this goal, Cisco has a long-standing policy regarding minimum ownership of shares by Cisco’s executive officers.
These minimum ownership requirements call for Cisco’s CEO to own shares of Cisco’s common stock having a value equal to at least six times the CEO’s annual base salary and for each other executive officer to own shares of Cisco’s common stock having a value equal to at least four times the executive officer’s annual base salary. The CEO and each other executive officer have five years from the date of their respective appointment (or the later of six years

Cisco 2024 Proxy Statement	47

from the date of their respective appointment or August 1, 2020 for executive officers in those positions as of August 1, 2019) to attain their minimum ownership level.
Position	Required Share Ownership (Multiple of Base Salary)
CEO	6x
Other Executive Officers	4x
As of October 10, 2024, all of our executive officers were either exceeding the minimum stock ownership requirements or were on track to comply in the relevant timeframe.
Recoupment (“Clawback”) Policy
Cisco has a long-standing recoupment policy for cash incentive awards paid to executive officers under Cisco’s annual cash incentive plan, the EIP, and in June 2019, this policy was extended to include PRSUs. In the event of a restatement of incorrect financial results, this policy enables the Compensation Committee, if it determines appropriate and subject to applicable laws, to seek reimbursement from executive officers of:
■
the incremental portion of EIP awards paid to executive officers in excess of the EIP awards that would have been paid based on the restated financial results; and

■
the incremental shares of Cisco’s common stock settled for any PRSUs in excess of the shares of Cisco’s common stock that would have been settled for such PRSUs based on the restated financial results, or the value of such incremental shares to the extent an executive officer sells any incremental shares.

Effective as of October 2, 2023, Cisco adopted an updated recoupment policy, which is intended to comply with the recently adopted final SEC rules and applies to all cash and equity incentive awards received on or after October 2, 2023. Under the updated recoupment policy, in the event of an accounting restatement, the Compensation Committee will seek reimbursement from each applicable Section 16 officer of any excess performance-based cash or equity incentives with the excess amount determined based on the impact of the accounting restatement on all applicable performance measures.
Cisco’s long-term, equity-based incentive award plans also generally provide for forfeiture if a named executive officer participates in activities detrimental to Cisco (including during a retirement-vesting period) or is terminated for misconduct.
Compensation Risk Management
The Compensation Committee’s annual review and approval of Cisco’s compensation philosophy and strategy includes the review of compensation-related risk management. In this regard, the Compensation Committee reviews Cisco’s compensation programs for employees and executives, including the variable cash incentive plans and long-term, equity-based incentive awards, and does not believe that the compensation program creates risks that are reasonably likely to have a material adverse effect on Cisco.
As part of this review, the Compensation Committee evaluates the need to engage independent consultants for specific assignments and engaged Exequity during fiscal 2024 to deliver a report and assist with the risk assessment of Cisco’s executive compensation program.

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Exequity advised that Cisco’s executive compensation program:
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maintains an appropriate pay philosophy;

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uses an appropriate, objectively selected peer group to support decision-making;

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reflects best-in-class design and governance practices in key areas;

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supports business objectives;

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mitigates compensation-related risk through a balanced structure and related policies such as stock ownership guidelines, pledging prohibitions, etc.; and

■
reviews actual pay delivery from performance-based incentives to confirm the rigor of goal setting and the alignment with performance.

The Compensation Committee also determined that Cisco’s commission and sales incentive plans for employees at all levels are based on measurable and verifiable sales goals that are aligned with Cisco’s company-wide revenue and operating income goals for its bonus plan for executives. In addition, total target incentive compensation for all employees is a small percentage of total sales and revenue, and incentive opportunities under these plans are capped. The plans are monitored to ensure that internal controls are in place to mitigate risk. Management also retains discretion to reduce incentive amounts in appropriate circumstances.
Compensation Process
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. The Compensation Committee begins its process of deciding how to compensate Cisco’s named executive officers by considering the competitive market data and specific compensation designs provided by its independent compensation consultant and the People and Communities organization. The Compensation Committee, with the assistance of its independent compensation consultant, identified criteria to select a list of companies that comprise Cisco’s peer group.
During fiscal 2024, the Compensation Committee retained Exequity as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management, except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2024, Exequity performed no other consulting or other services for management and did not undertake any projects for management.

Cisco 2024 Proxy Statement	49

Peer Group
The Compensation Committee approved a peer group in March 2023, which was used to establish compensation targets and guide decisions through February 2024. Exequity subsequently prepared a peer group study, and based on the below objective selection criteria, an updated peer group, excluding VMware which was acquired in 2023, was approved in February 2024. As an additional point of reference, the Compensation Committee may also decide to use data accumulated by management regarding compensation practices of companies where Cisco regularly competes for talent.
How the Peer Group was Selected
The members of the peer group are generally based on the following objective criteria, recommended by Exequity:
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Major information technology companies with related Global Industry Classification Standard (GICS) codes 4510, 4520, 4530, and 5020;

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A three-year rolling average market capitalization greater than $30 billion (based on the trailing 12-quarter average); and

■
Revenues greater than $10 billion (based on the trailing four-quarter averages).

Peer Group Members(1)
Accenture plc (ACN)	Dell Technologies Inc. (DELL)	Microsoft Corporation (MSFT)
Adobe Inc. (ADBE)	HP Inc. (HPQ)	Oracle Corporation (ORCL)
Alphabet Inc. (GOOG)	Intel Corporation (INTC)	Qualcomm Incorporated (QCOM)
Apple Inc. (AAPL)	International Business Machines Corporation (IBM)	Salesforce, Inc. (CRM)
Broadcom Inc. (AVGO)	Meta Platforms, Inc. (META)	Visa Inc. (V)
(1) Upon the recommendation of Exequity and effective in February 2024, VMware, Inc. was removed from the peer group because it was acquired during 2023.
How We Use the Peer Group
The positions of Cisco’s named executive officers were compared to their counterpart positions in the peer group, and the compensation levels for comparable positions in the peer group were examined for guidance in determining:
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base salaries;

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variable cash incentive awards; and

■
the amount and mix of long-term, equity-based incentive awards.

The Compensation Committee establishes base salaries, variable cash incentive awards, and long-term, equity-based incentive awards on a case-by-case basis for each named executive officer taking into account, among other things, company and individual performance, role expertise, experience, and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning, and best compensation governance practices. The Compensation Committee does not tie individual compensation to specific target percentiles. Beginning with fiscal 2025 compensation decisions, the Compensation Committee references the peer group median as its primary benchmark.

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How the Compensation Committee Makes Decisions and Policies
The Compensation Committee retains and does not
delegate any of its exclusive power to determine all matters of executive compensation and benefits, although from time to time it seeks input and recommendations from the CEO and the People and Communities organization.
Our CEO does not make recommendations with respect to his compensation or participate in the deliberations regarding the setting of his compensation. The Compensation Committee reports to the Board on the major items covered at each Compensation Committee meeting. Exequity works directly with and on behalf of the Compensation Committee to assist the Compensation Committee in satisfying its responsibilities; and undertakes no projects for management except at the request of the Compensation Committee chair, and in the capacity of the Compensation Committee’s agent where such projects were in direct support of the Compensation Committee’s charter. The Compensation Committee assessed the independence of Exequity during fiscal 2024 and believed that there were no conflicts of interest. In reaching this conclusion, the Compensation Committee considered applicable SEC rules and regulations and the corresponding Nasdaq independence factors regarding compensation advisor independence.
In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Cisco and to its executives. To maintain maximum flexibility in designing compensation programs, the Compensation Committee, while considering company tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that are intended to be deductible.
In reviewing and establishing CEO compensation, the Compensation Committee also considers our CEO pay ratio. Cisco has always been committed to paying its people fairly and equitably, and we have strived to develop and execute robust policies to evaluate pay levels throughout the company. We are a founding signer of the White House Equal Pay Pledge and the Parity.org pledge, and we are leading the charge to make fair pay a reality for all employees through the Employers for Pay Equity Consortium.
The Compensation Committee considers the accounting consequences to Cisco of different compensation decisions and the impact on stockholder dilution; however, neither of these factors by themselves will compel a particular compensation decision.
The Compensation Committee annually grants long-term, equity-based incentive awards to executive officers after the close of the prior fiscal year and the review and evaluation of each executive officer’s performance. The Compensation Committee’s policy is to generally grant equity awards only during open trading windows and to establish grant dates in advance, generally establishing those dates near the beginning of each fiscal year.

Cisco 2024 Proxy Statement	51

Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation and Management Development Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with Cisco’s management. Based on that review and those discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into Cisco’s Annual Report on Form 10-K for its 2024 fiscal year.
Submitted by the Compensation and Management Development Committee
Daniel H. Schulman (Chair)	Wesley G. Bush	John D. Harris II	Dr. Kristina M. Johnson

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Fiscal 2024 Compensation Tables
The following table, footnotes, and related narrative sets forth the “total compensation” earned by the named executive officers for services rendered in all capacities to Cisco and its subsidiaries for each of the last three or fewer fiscal years during which such individuals were designated as named executive officers. The salary, bonus, and non-equity incentive plan compensation columns set forth below reflect the actual amounts paid for the relevant fiscal years, while the stock awards column reflects accounting values. For the actual amounts of compensation related to long-term equity incentives, see the “Stock Vested  –  Fiscal 2024” table below. Cisco’s named executive officers for fiscal 2024 include our CEO, our CFO, our three most highly compensated executive officers (other than CEO and CFO) who were serving as executive officers at the end of fiscal 2024, and two former executive officers who were not serving as executive officers at the end of fiscal 2024.
Summary Compensation Table
Name and Principal Position(1)	Fiscal Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Charles H. Robbins Chair and Chief Executive Officer	2024	$1,390,000	—	$35,373,892	$2,356,328	$82,434	$39,202,654
	2023	$1,390,000	—	$24,108,979	$6,266,676	$78,053	$31,843,708
	2022	$1,390,000	—	$24,866,549	$2,941,796	$85,591	$29,283,936
R. Scott Herren Executive Vice President and Chief Financial Officer	2024	$891,238	—	$16,937,800	$929,757	$90,232	$18,849,027
	2023	$869,231	—	$14,201,856	$2,411,505	$66,417	$17,549,009
	2022	$838,461	—	$12,457,042	$1,091,792	$220,984	$14,608,279
Gary Steele President, Go-to-Market	2024	$349,234	$291,781(6)	—	$115,271	$105,847	$862,133
Dev Stahlkopf Executive Vice President and Chief Legal Officer	2024	$728,269	—	$10,941,885	$759,745	$66,961	$12,496,860
	2023	$705,769	—	$7,564,618	$1,957,945	$15,525	$10,243,857
	2022	$675,000	$2,200,000(7)	$9,506,363	$876,698	$19,685	$13,277,746
Thimaya Subaiya Executive Vice President, Operations	2024	$668,484	—	$3,966,086	$548,537	$15,525	$5,198,632
Maria Martinez Former Executive Vice President and Chief Operating Officer	2024	$711,863	—	$32,329,313	$—	$2,956,978	$35,998,154
	2023	$869,231	—	$11,805,348	$2,411,505	$13,941	$15,100,025
	2022	$838,461	—	$10,600,066	$1,091,792	$17,163	$12,547,482
Jeff Sharritts Former Executive Vice President and Chief Customer and Partner Officer	2024	$786,462	—	$24,391,898	$—	$2,691,838	$27,870,198
	2023	$800,000	—	$8,379,189	$2,219,520	$15,525	$11,414,234
	2022	$625,481	—	$5,932,440	$657,653	$29,639	$7,245,213
(1) Mr. Steele became President, Go-to-Market effective May 15, 2024 and was not a named executive officer in fiscal 2022 and 2023. Mr. Subaiya was promoted to Executive Vice President, Operations effective March 5, 2024 and was not a named executive officer in fiscal 2022 and 2023.
(2) During fiscal 2024, Ms. Martinez and Mr. Sharritts entered into separation agreements with Cisco. These separation agreements resulted in equity award modifications and the incremental fair values of the modified awards are included in the Stock Awards columns as further described in footnote 3 below. Accordingly, the Summary Compensation Table shows a significant increase in the total compensation for fiscal 2024 for Ms. Martinez and Mr. Sharritts. This increase in compensation relates to accounting charges resulting from the modification of Ms. Martinez’ and Mr. Sharritts’ equity awards and not an increase in the realizable value of the awards. The table below sets forth the equity modification charges required by the applicable accounting rules and the total compensation amounts for fiscal 2024 after excluding such modification charges:
Name	RSU Modification Charge	PRSU Modification Charge	Total Modification Charge	Total (Without Equity Accounting Modification Charge)
Maria Martinez	$10,570,379	$5,880,550	$16,450,929	$15,878,384
Jeff Sharritts	$8,799,962	$3,823,353	$12,623,315	$11,768,583
(3) The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. These amounts also include the modification charges to PRSUs and RSUs in connection with the separation agreements described in footnote 2 above and the modification charges to

Cisco 2024 Proxy Statement	53

PRSUs for the fiscal 2024 operating goals as described in the “2024 Financial Results” section in the CD&A above and disclosed in rows marked with footnote 10 in the “Grants of Plan-Based Awards – Fiscal 2024” table below. See below for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based awards without dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based awards with dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant.
The PRSUs awarded in fiscal 2024, 2023 and 2022 are generally based on the three-year performance cycle of  (i) fiscal 2024 through fiscal 2026, (ii) fiscal 2023 through fiscal 2025, and (iii) fiscal 2022 through fiscal 2024, respectively. Generally, for the PRSUs awarded in fiscal 2024 and fiscal 2023, the performance metrics are based on operating goal performance with a modifier of plus or minus 20% based on Cisco’s relative TSR. For the PRSUs awarded in fiscal 2022, the performance metrics for 50% of the PRSUs are based on operating goal performance, and the performance metric for the remaining 50% of the PRSUs is Cisco’s relative TSR.
The metrics used to determine the number of PRSUs earned relative to operating goal performance are operating cash flow and EPS based on annual goals, pre-established at the beginning of each applicable fiscal year. These operating goal performance metrics are reviewed at the end of each fiscal year and any PRSUs are earned based on the average performance over the applicable fiscal years, subject to the Compensation Committee’s approval. The probable and maximum values are based upon achieving the target or maximum level of performance as of the date the goals were set. The performance periods for the PRSUs earned based on Cisco’s relative TSR are described in the “Grants of Plan-Based Awards – Fiscal 2024” table below. See the “Fiscal 2024 Compensation” section in the CD&A for a description of the material terms of the PRSUs.
The table below sets forth the grant date fair value for PRSUs awarded in fiscal 2024, 2023 and 2022.
Name	Fiscal Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)(a)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)(a)	Market-Related Component Grant Date Fair Value ($)(b)
Charles H. Robbins	2024	$24,253,889	$47,391,223	$—
	2023	$13,708,978	$25,684,293	$—
	2022	$8,142,932	$12,214,398	$7,444,787
R. Scott Herren	2024	$9,937,778	$19,343,396	$—
	2023	$7,201,856	$12,812,133	$—
	2022	$4,521,165	$6,781,748	$3,535,825
Dev Stahlkopf	2024	$6,691,860	$12,963,995	$—
	2023	$3,314,597	$6,352,596	$—
	2022	$797,159	$1,195,739	$2,759,099
Thimaya Subaiya	2024	$1,504,155	$2,915,329	$—
Maria Martinez	2024	$9,378,372	$18,273,449	$—
	2023	$5,305,322	$9,883,341	$—
	2022	$3,385,627	$5,078,441	$3,214,392
Jeff Sharritts	2024	$6,768,545	$13,425,190	$—
	2023	$3,379,167	$6,575,438	$—
	2022	$768,826	$1,153,239	$825,602
(a) Because the performance-related component for PRSUs that contain operating goals is based on separate measurements of our financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved as follows:
(i) the amounts for fiscal 2024 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2024, 2023 and 2022 based upon the probable or target outcome of the fiscal 2024 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2024 operating goal performance-related component as of the date the goals were set;
(ii) the amounts for fiscal 2023 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2023, 2022 and 2021 based upon the probable or target outcome of the fiscal 2023 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2023 operating goal performance-related component as of the date the goals were set; and
(iii) the amounts for fiscal 2022 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2022, 2021 and 2020 based upon the probable or target outcome of the fiscal 2022 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2022 operating goal performance-related component as of the date the goals were set.
For additional description of the actual amounts earned for the fiscal 2022 PRSUs, see the “Fiscal 2024 Compensation – Long-Term, Equity-Based Incentive Awards – Earned Fiscal 2022 Awards (Fiscal 2022 – 2024)” section in the CD&A above.

54

(b) Represents the grant date fair value for the market-related TSR component, which is not subject to probable or maximum outcome assumptions. The metric used to determine the number of PRSUs earned with respect to the TSR component is Cisco’s TSR compared to the S&P 500 Index for the fiscal 2024, 2023 and 2022 grants, in each case, over a three fiscal year period. Consistent with FASB ASC Topic 718, the full grant date fair value for the market-related TSR component for the entire performance cycle is included in the amounts shown for the year of grant and was determined using a Monte Carlo simulation model.
The following table includes the assumptions used to calculate the grant date fair value of PRSU awards (prior to any applicable modifications) reported for fiscal 2024, 2023 and 2022.
		Assumptions (Operating Goal)			Assumptions (TSR Goal)
PRSU Award	Fair Value ($)	Range of Risk Free Interest Rate (%)	Dividend Yield (%)	Fair Value ($)	Risk Free Interest Rate (%)	Dividend Yield (%)
Fiscal 2024
9/21/2023 PRSUs	$57.36	N/A	N/A	N/A	N/A	N/A
9/21/2023 PRSUs (Transformational)	$53.34	N/A	N/A	N/A	N/A	N/A
Year 2 of Fiscal 2023 PRSUs	$67.33	N/A	N/A	N/A	N/A	N/A
Year 2 of Fiscal 2023 PRSUs (Transformational)	$57.26	N/A	N/A	N/A	N/A	N/A
Year 3 of Fiscal 2022 PRSUs	$57.26	N/A	N/A	N/A	N/A	N/A
Fiscal 2023
10/11/2022 PRSUs	$42.34	4.25% – 4.26%	N/A	N/A	N/A	N/A
10/11/2022 PRSUs (Transformational)	$39.58	N/A	N/A	N/A	N/A	N/A
Year 2 of Fiscal 2022 PRSUs	$39.58	N/A	N/A	N/A	N/A	N/A
Year 3 of Fiscal 2021 PRSUs	$39.58	N/A	N/A	N/A	N/A	N/A
Fiscal 2022
11/4/2021 PRSUs	$57.12	N/A	N/A	$63.56	0.61%	N/A
9/20/2021 PRSUs	$55.89	N/A	N/A	$64.48	0.42%	N/A
Year 2 of Fiscal 2021 PRSUs	$55.89	N/A	N/A	N/A	N/A	N/A
Year 3 of 9/18/2019 PRSUs	$54.04	0.0% – 0.1%	2.6%	N/A	N/A	N/A
The following table includes the assumptions used to calculate the grant date fair value of PRSU awards modified in fiscal 2024 in connection with the modification of the fiscal 2024 operating goals (as described in the “2024 Financial Results” section in the CD&A):
		Assumptions (Operating Goal)			Assumptions (TSR Goal)
PRSU Award	Fair Value ($)	Range of Risk Free Interest Rate (%)	Dividend Yield (%)	Fair Value ($)	Risk Free Interest Rate (%)	Dividend Yield (%)
7/25/2024 PRSU Modification (9/21/2023 PRSUs)	$45.30	N/A	N/A	N/A	N/A	N/A
7/25/2024 PRSU Modification (Year 2 of Fiscal 2023 PRSUs)	$49.82	N/A	N/A	N/A	N/A	N/A
7/25/2024 PRSU Modification (Year 3 of Fiscal 2022 PRSUs)	$47.24	N/A	N/A	N/A	N/A	N/A

Cisco 2024 Proxy Statement	55

The separation agreements for Ms. Martinez and Mr. Sharritts provide for, among other things, entitlement to certain outstanding PRSUs to the extent the performance goals are achieved, as described in footnote 3.
The following table includes the assumptions used to calculate the grant date fair value of PRSU awards modified in fiscal 2024 in connection with the separation agreement for Ms. Martinez:
			Assumptions (Operating Goal)			Assumptions (TSR Goal)
PRSU Award	Modification Date	Fair Value ($)	Range of Risk Free Interest Rate (%)	Dividend Yield (%)	Fair Value ($)	Risk Free Interest Rate (%)	Dividend Yield (%)
Fiscal 2024 PRSUs	5/15/2024	$49.16	N/A	N/A	N/A	N/A	N/A
The following table includes the assumptions used to calculate the grant date fair value of PRSU awards modified in fiscal 2024 in connection with the separation agreement for Mr. Sharritts:
			Assumptions (Operating Goal)			Assumptions (TSR Goal)
PRSU Award	Modification Date	Fair Value ($)	Range of Risk Free Interest Rate (%)	Dividend Yield (%)	Fair Value ($)	Risk Free Interest Rate (%)	Dividend Yield (%)
Fiscal 2024 PRSUs	7/15/2024	$45.43	N/A	N/A	N/A	N/A	N/A
(4) The amounts listed in the “Non-Equity Incentive Plan Compensation” column for fiscal 2024, 2023 and 2022 reflect the cash awards paid under the EIP for performance in the applicable fiscal year. See the “Fiscal 2024 Compensation” section in the CD&A for a description of the material terms, including how the variable cash incentive awards were determined for fiscal 2024.
(5) The amounts listed in the “All Other Compensation” column for fiscal 2024 include actual and estimated matching contributions by Cisco under the Deferred Compensation Plan, matching contributions that Cisco made under the 401(k) Plan, and other perquisites and personal benefits, and details about these amounts are set forth in the table below.
Name	Matching Contributions under Deferred Compensation Plan ($)(a)	Matching Contributions under 401(k) Plan ($)	Other ($)(b)	Total ($)
Charles H. Robbins	$51,975	$15,525	$14,934(c)	$82,434
R. Scott Herren	$51,975	$14,857	$23,400(d)	$90,232
Gary Steele	—	—	$105,847(e)	$105,847
Dev Stahlkopf	$51,436	$15,525	$—	$66,961
Thimaya Subaiya	—	$15,525	$—	$15,525
Maria Martinez	—	$15,039	$2,941,939(f)	$2,956,978
Jeff Sharritts	—	$15,525	$2,676,313(g)	$2,691,838
(a) This includes matching contributions related to fiscal 2024 salary deferred during calendar year 2023 as well as fiscal 2024 salary and non-equity incentive plan compensation deferred during calendar year 2024 that is expected to be credited at the end of calendar year 2024. See the “Nonqualified Deferred Compensation – Fiscal 2024” section below for more information.
(b) In fiscal 2024, named executive officers were permitted to use the aircraft occasionally for non-business travel, subject to availability and reimbursing Cisco for the incremental cost of the flight. Additionally, in fiscal 2024, guests of named executive officers were permitted to ride along on Cisco’s leased corporate aircraft when the aircraft was already going to a specific destination for a business purpose, provided there was no more than a de minimis incremental cost. See the “Fiscal 2024 Compensation – Perquisites” section in the CD&A for a description of our Aircraft Policy and the method Cisco used in determining the incremental cost for personal use.
(c) The amount listed in the “All Other Compensation” column for fiscal 2024 for Mr. Robbins includes de minimis incremental catering costs for guests related to use of the corporate aircraft and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected. In addition, Cisco security practices provide that the CEO be driven to and from work by an authorized car service and personal security driver. Cisco does not consider these security expenses to be personal benefits since these expenses arise from the nature of Mr. Robbins’ employment by Cisco. However, the disclosure regulations require certain security expenses to be reported as personal benefits. The amount reported for such security expenses is the incremental cost to Cisco of providing security personnel employed by Cisco and third-party security vendors. For Cisco security personnel, the incremental cost includes

56

meals, lodging and travel. Compensation is not included because Cisco already incurs that cost for business purposes. For third-party security vendors, the incremental cost is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost.
(d) The amount listed in the “All Other Compensation” column for fiscal 2024 for Mr. Herren includes de minimis incremental catering costs for guests related to use of the corporate aircraft and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected.
(e) The amount listed in the “All Other Compensation” column for fiscal 2024 for Mr. Steele includes $86,539 for accrued unpaid vacation payout, Cisco’s payment or reimbursement of Mr. Steele’s legal fees incurred in connection with the Letter Agreement, and personal expenses in connection with the attendance at required business trips.
(f) The amount listed in the “All Other Compensation” column for fiscal 2024 for Ms. Martinez includes a separation payment of  $2,780,313 and a payment of  $33,994 for 17 months of COBRA premiums, both pursuant to her separation agreement with us. In addition, the amount includes $127,632 for accrued unpaid vacation payout.
(g) The amount listed in the “All Other Compensation” column for fiscal 2024 for Mr. Sharritts includes a separation payment of  $2,542,000 and a payment of  $43,711 for 17 months of COBRA premiums, both pursuant to his separation agreement with us. In addition, the amount includes $90,602 for accrued unpaid vacation payout and payment in lieu of notice.
(6) The Compensation Committee approved a pro rata target payout to Mr. Steele under the Splunk annual bonus plan for fiscal 2024. See the “Fiscal 2024 Compensation for Mr. Steele” section in the CD&A for more information.
(7) As part of her new hire compensation package and as consideration for the compensation she forfeited when she left her prior employer, the Compensation Committee approved the payment to Ms. Stahlkopf of a $2.2 million cash bonus paid in August 2021.

Cisco 2024 Proxy Statement	57

The following table provides information on cash-based performance awards and stock unit awards in fiscal 2024 to each of Cisco’s named executive officers. There can be no assurance that the Grant Date Fair Value of the Stock Awards, as listed in this table, will ever be realized. These Grant Date Fair Value amounts also are included in the “Stock Awards” column of the Summary Compensation Table.
Grants of Plan-Based Awards – Fiscal 2024
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles H. Robbins	(2)	—	$3,614,000	$7,228,000
	9/21/23(3)				6,462	96,932	194,251		$5,560,020
	9/5/23(4)				8,187	122,815	246,121		$8,269,134
	9/5/23(5)				63,163	126,327	252,654		$7,233,484
	9/5/23(6)				—	38,508	57,762		$2,204,968
	9/21/23(7)							208,474	$11,120,003
	7/25/24(10)								$986,283
R. Scott Herren	(2)	—	$1,426,008	$2,852,016
	9/21/23(3)				2,711	40,679	81,520		$2,333,347
	9/5/23(4)				3,674	55,110	110,440		$3,710,556
	9/5/23(5)				21,054	42,109	84,218		$2,411,161
	9/5/23(6)				—	18,277	27,415		$1,046,541
	9/21/23(7)							131,234	$7,000,022
	7/25/24(10)								$436,173
Gary Steele	(2)	—	$176,796	$353,592
Dev Stahlkopf	(2)	—	$1,165,253	$2,330,506
	9/21/23(3)				1,646	24,698	49,494		$1,416,677
	9/5/23(4)				2,230	33,459	67,051		$2,252,794
	9/5/23(5)				16,843	33,687	67,374		$1,928,918
	9/5/23(6)				—	9,970	14,955		$570,882
	9/5/23(8)				—	4,292	6,438		$245,760
	9/21/23(7)							79,678	$4,250,025
	7/25/24(10)								$276,829
Thimaya Subaiya	(2)	—	$841,315	$1,682,630
	9/21/23(3)				295	4,429	8,875		$254,047
	9/5/23(4)				333	4,997	10,013		$336,448
	9/5/23(5)				5,996	11,993	23,986		$686,719
	9/5/23(6)				—	3,129	4,693		$179,167
	9/21/23(7)							39,859	$2,008,495
	12/5/23(9)							10,003	$453,436
	7/25/24(10)								$47,774
Maria Martinez	(2)	—	$1,426,008	$2,852,016
	9/21/23(3)				2,518	37,773	75,697		$2,166,659
	9/5/23(4)				3,411	51,173	102,550		$3,445,478
	9/5/23(5)				21,054	42,109	84,218		$2,411,161
	9/5/23(6)				—	16,616	24,924		$951,432
	9/21/23(7)							121,860	$6,500,012
	5/15/24(11)								$16,450,929
	7/25/24(10)								$403,642

58

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeff Sharritts	(2)	—	$1,303,779	$2,607,558
	9/21/23(3)				1,937	29,056	58,228		$1,666,652
	9/5/23(4)				2,624	39,364	78,885		$2,650,378
	9/5/23(5)				16,843	33,687	67,374		$1,928,918
	9/5/23(6)				—	4,267	6,400		$244,328
	9/21/23(7)							93,739	$5,000,038
	7/15/24(12)								$12,623,315
	7/25/24(10)								$278,269
(1) The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See footnote 3(b) of the Summary Compensation Table for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based RSU awards without dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based RSU awards with dividend equivalent rights, the grant date fair value was determined using the closing price of Cisco common stock on the date of grant.
(2) These rows represent possible payouts pursuant to the annual cash incentive awards under the EIP for fiscal 2024. The EIP did not contain any threshold value for fiscal 2024. For more information about the material terms of these payments, see the CD&A.
■
For Mr. Robbins, the target and maximum values are calculated by multiplying 260% (target) and 520% (maximum), respectively, by his annual base salary during fiscal 2024.

■
For Mr. Herren, Mr. Steele, Ms. Stahlkopf, Ms. Martinez, and Mr. Sharritts, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum) by his or her pro-rated annual base salary during fiscal 2024.

■
For Mr. Subaiya, the target and maximum values are calculated by multiplying 126% (pro-rated target) and 252% (pro-rated maximum), respectively, by his pro-rated annual base salary during fiscal 2024.

(3) The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of PRSUs for the fiscal 2024 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the section titled “Long-Term, Equity-Based Incentive Awards” of the CD&A and footnote 3 to the Summary Compensation Table.
(4) The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of PRSUs for the fiscal 2023 awards for the fiscal 2024 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2023 proxy statement and footnote 3 to the Summary Compensation Table.
(5) The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of transformational PRSUs for the fiscal 2023 awards for the fiscal 2024 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2023 proxy statement and footnote 3 to the Summary Compensation Table.
(6) The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the operating goal performance related component of the fiscal 2022 awards for the fiscal 2024 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2022 proxy statement and footnote 3 to the Summary Compensation Table.
(7) RSUs granted under the 2005 Stock Incentive Plan and vests 34% on November 10, 2024, and 8.25% quarterly thereafter. Each award is settled in shares on each vesting date.
(8) The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Ms. Stahlkopf’s Restoration PRSUs for the operating goal performance-related component of such award for the fiscal 2024 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2022 proxy statement and footnote 3 to the Summary Compensation Table.
(9) RSUs granted under the 2005 Stock Incentive Plan and vests 34% on December 10, 2024, and 8.25% quarterly thereafter. Each award is settled in shares on each vesting date.
(10) During fiscal 2024, to adjust for the acquisition of Splunk, the Compensation Committee approved the modification of operating cash flow for fiscal 2024 to exclude the operating cash flow attributable to the operations of Splunk and the modification of the exclusions from EPS for fiscal 2024 by excluding the financing costs incurred by Cisco related to the acquisition of Splunk. The amounts shown in these rows reflect the grant date fair value of such modifications during fiscal 2024 as computed in accordance with FASB ASC Topic 718 with respect to the fiscal 2022 PRSUs, fiscal 2023 PRSUs, fiscal 2024 PRSUs, and, in the case of Ms. Stahlkopf, her Restoration PRSUs.
(11) Includes the accelerated vesting of 25,094 RSUs which would have vested on August 10, 2024, 66,525 RSUs which would have vested on November 10, 2024, 30,124 RSUs which would have vested on February 10, 2025, 28,075 RSUs which would have vested on May 10, 2025, 28,075 RSUs which would have vested on August 10, 2025, and 28,077 RSUs which would have vested on November 10, 2025. Also includes $5,880,550 attributable to the deemed eligibility for retirement vesting of 113,320 target PRSUs, which will vest on November 10, 2026, based on the level at which the performance goals are achieved.

Cisco 2024 Proxy Statement	59

(12) Includes the accelerated vesting of 18,166 RSUs which would have vested on August 10, 2024, 4,236 RSUs which would have vested on September 10, 2024, 50,039 RSUs which would have vested on November 10, 2024, 4,236 RSUs which would have vested on December 10, 2024, 23,908 RSUs which would have vested on February 10, 2025, 4,237 RSUs which would have vested on March 10, 2024, 19,757 RSUs which would have vested on May 10, 2025, 4,236 RSUs which would have vested on June 10, 2025, 19,755 RSUs which would have vested on August 10, 2025, 4,236 RSUs which would have vested on September 10, 2025, 19,757 RSUs which would have vested on November 10, 2025, and 4,237 RSUs which would have vested on December 10, 2025. Also includes $3,823,353 attributable to the deemed eligibility for retirement vesting of 87,169 target PRSUs, which will vest on November 10, 2026, based on the level at which the performance goals are achieved.

60

The following table shows the number of Cisco unvested restricted stock units held by Cisco’s named executive officers as of July 27, 2024.
Outstanding Equity Awards At Fiscal 2024 Year-End
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(a)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)
Charles H. Robbins	27,734(2)	$1,327,904
	65,329(6)	$3,127,953
	179,575(8)	$8,598,051
	2,929(9)	$140,241
	8,046(10)	$385,242
	137,456(13)	$6,581,393
	215,194(17)	$10,303,489
			780,318(14)	$37,361,627
			400,514(15)	$19,176,611
			300,168(18)	$14,372,044
R. Scott Herren	11,113(4)	$532,090
	32,407(6)	$1,551,647
	89,079(8)	$4,265,103
	92,519(13)	$4,429,810
	135,464(17)	$6,486,016
			350,144(14)	$16,764,895
			133,505(15)	$6,392,220
			125,971(18)	$6,031,492
Dev Stahlkopf	17,678(6)	$846,423
	21,791(7)	$1,043,353
	69,505(8)	$3,327,899
	56,174(13)	$2,689,611
	82,246(17)	$3,937,938
			212,585(14)	$10,178,570
			106,804(15)	$5,113,776
			76,482(18)	$3,661,958
Thimaya Subaiya	2,041(1)	$97,723
	5,274(3)	$252,519
	5,826(5)	$278,949
	7,042(6)	$337,171
	15,252(8)	$730,266
	11,376(11)	$544,683
	26,025(12)	$1,246,077
	22,263(13)	$1,065,952
	21,078(16)	$1,009,215
	39,859(17)	$1,908,449
	10,003(19)	$478,944
			31,751(14)	$1,520,238
			38,025(15)	$1,820,637
			13,716(18)	$656,722
Maria Martinez	80,982(8)	$3,877,418
			325,136(14)	$15,567,512
			116,972(18)	$5,600,619
Jeff Sharritts	20,799(8)	$995,856
			250,103(14)	$11,974,932
			89,979(18)	$4,308,195
(a) For the RSUs and PRSUs granted in fiscal 2022, fiscal 2023 and fiscal 2024, the amounts in these columns include accrued dividend equivalents (assuming a target payout with respect to PRSUs).
(b) The market values of the RSUs that have not vested and the unearned PRSUs are calculated by multiplying the number of units shown in the table by the fiscal 2024 year-end closing price of Cisco common stock of  $47.88.

Cisco 2024 Proxy Statement	61

Vesting Schedule for Unvested Restricted Stock Units
Note	Grant	Incremental Vesting Date
(1)	7/20/20	25% on 8/10/21; 6.25% quarterly thereafter
(2)	9/18/20	25% on 11/10/21; 6.25% quarterly thereafter
(3)	10/14/20	25% on 11/10/21; 6.25% quarterly thereafter
(4)	12/18/20	25% on 2/10/22; 6.25% quarterly thereafter
(5)	7/27/21	25% on 8/10/22; 6.25% quarterly thereafter
(6)	9/20/21	25% on 11/10/22; 6.25% quarterly thereafter
(7)	9/20/21	25% on 9/10/22; 6.25% quarterly thereafter
(8)	9/20/21
Represents shares earned under fiscal 2022 PRSUs, and in the case of Ms. Stahlkopf, shares earned under fiscal 2022 PRSUs and her Restoration PRSUs, based on Cisco’s performance through the end of the three-year performance period covering fiscal 2022, fiscal 2023 and fiscal 2024. These shares were earned following certification of the operating and TSR performance goals by the Compensation Committee. The earned PRSUs remain subject to the executive officer’s continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on 11/10/24.

(9)	11/4/21	25% on 11/10/22; 6.25% quarterly thereafter
(10)	11/4/21
Represents shares earned under fiscal 2022 PRSUs based on Cisco’s performance through the end of the three-year performance period covering fiscal 2022, fiscal 2023 and fiscal 2024. These shares were earned following certification of the operating and TSR performance goals by the Compensation Committee. The earned fiscal 2022 PRSUs remain subject to the executive officer’s continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on 11/10/24.

(11)	2/8/22	25% on 2/10/23; 6.25% quarterly thereafter
(12)	7/27/22	25% on 8/10/23; 6.25% quarterly thereafter
(13)	10/11/22	34% on 11/10/23; 8.25% quarterly thereafter
(14)	10/11/22
PRSUs that are earned and settled on 11/10/25 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2023, fiscal 2024 and fiscal 2025; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2023, fiscal 2024 and fiscal 2025; and (iii) the executive officer’s employment through the settlement date (other than for any named executive officer who is eligible for retirement vesting). The number of shares and the payout value for the PRSUs reflect payout at maximum since Cisco’s operating performance and relative TSR performance for the first two years of the three-year performance period exceeded target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.

(15)	10/11/22
PRSUs that are earned and settled on 11/10/25 subject to (i) the achievement of a product ARR performance metric that is pre-established at the beginning of each of fiscal 2023, fiscal 2024 and fiscal 2025 and (ii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s product ARR performance for the first two years of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.

(16)	5/23/23	34% on 6/10/23; 8.25% quarterly thereafter
(17)	9/21/23	34% on 11/10/24; 8.25% quarterly thereafter
(18)	9/21/23
PRSUs that are earned and settled on 11/10/26 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2024, fiscal 2025 and fiscal 2026; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2024, fiscal 2025 and fiscal 2026; and (iii) the executive officer’s employment through the settlement date (other than for any named executive officer who is eligible for retirement vesting). The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance for the first year of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.

(19)	12/5/23	34% on 12/10/23; 8.25% quarterly thereafter

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The following table shows the number of shares acquired by each of the named executive officers during fiscal 2024 through vesting of restricted stock units (including restricted stock units granted upon the satisfaction of a performance condition). The table also presents the value realized upon such vesting, as calculated based on the closing price of Cisco’s common stock on the vesting date. No stock options were exercised by the named executive officers during fiscal 2024, and there were no outstanding stock options held by the named executive officers as of July 27, 2024.
Stock Vested – Fiscal 2024
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles H. Robbins	548,450	$28,534,561
R. Scott Herren	279,836(1)	$14,553,977
Dev Stahlkopf	84,769	$4,332,139
Thimaya Subaiya	104,973	$5,357,162
Maria Martinez	480,414	$24,458,136
Jeff Sharritts	333,741	$16,427,086
(1) Includes 15,876 shares subject to fully vested deferred stock units for Mr. Herren. These fully vested deferred stock unit amounts also include dividend equivalents which accrued during fiscal 2024. As elected by the named executive officer, these shares will be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. For the values realized on vesting of the deferred stock units, see the “Nonqualified Deferred Compensation – Fiscal 2024” table below.

Cisco 2024 Proxy Statement	63

The following table shows the contributions and earnings during fiscal 2024, and account balance as of July 27, 2024, for named executive officers under the Deferred Compensation Plan or the 2005 Stock Incentive Plan, as the case may be.
Nonqualified Deferred Compensation – Fiscal 2024
Name	Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Charles H. Robbins	Deferred Compensation Plan	$184,643	$51,975	$70,726	$1,898,262
	2005 Stock Incentive Plan	$—	$—	$(729,354)	$13,517,626
R. Scott Herren	Deferred Compensation Plan	$57,108	$51,975	$73,753	$600,581
	2005 Stock Incentive Plan	$809,984	$—	$(218,801)	$1,939,428
Gary Steele	Deferred Compensation Plan	$—	$—	$—	$—
Dev Stahlkopf	Deferred Compensation Plan	$759,745	$51,436	$—	$811,181
Thimaya Subaiya	Deferred Compensation Plan	$—	$—	$—	$—
Maria Martinez	Deferred Compensation Plan	$—	$—	$—	$—
Jeff Sharritts	Deferred Compensation Plan	$—	$—	$—	$—
(1) The executive contribution amounts under the Deferred Compensation Plan were included in fiscal 2024 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table, as applicable. The executive contribution amount under the 2005 Stock Incentive Plan represents the value of fully vested deferred stock units based on the closing price of Cisco’s common stock on the Nasdaq Global Select Market on the vesting date and is included in the “Value Realized on Vesting” column of the “Stock Vested – Fiscal 2024" table above.
(2) These amounts were included in the “All Other Compensation” column of the Summary Compensation Table. Matching contributions under the Deferred Compensation Plan are made to eligible participants following the end of each calendar year. Generally, the matching contribution rate for calendar year 2024 will be, and the matching contribution rate for calendar year 2023 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit for each calendar year ($345,000 for 2024 and $330,000 for 2023), with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2024 and 2023 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under the Deferred Compensation Plan. The amounts in this column reflect the sum of  (i) actual calendar year 2023 matching contributions, excluding the portion of those contributions related to deferrals of fiscal 2023 salary and non-equity incentive plan compensation, and (ii) estimated calendar year 2024 matching contributions related to deferrals of fiscal 2024 salary and non-equity incentive plan compensation during calendar year 2024 that are expected to be credited to the accounts of the named executive officers at the end of calendar year 2024.
(3) None of the amounts in this column are included in the Summary Compensation Table because plan earnings were not preferential or above-market.
(4) The following amounts included in this column for the Deferred Compensation Plan also have been reported in the Summary Compensation Table as compensation for fiscal 2024 or a prior fiscal year: Mr. Robbins, $1,877,436; Mr. Herren, $487,387; and Ms. Stahlkopf, $811,181. The aggregate grant date fair value of the fully vested deferred stock units under the 2005 Stock Incentive Plan included in this column that has been reported in the Summary Compensation Table as compensation for fiscal 2024 or a prior fiscal year for Mr. Robbins was $7,090,254 and Mr. Herren, $2,062,509. The deferred equity amounts included in this column are valued using the fiscal 2024 year-end closing price of Cisco common stock of  $47.88.
The Deferred Compensation Plan, which became effective on June 25, 2007, is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a specified percentage of their base salary (up to 75%), commissions and/or eligible bonuses (up to 100%) in a manner similar to the way in which the 401(k) Plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Code. The Deferred Compensation Plan is designed to comply with Code Section 409A. As required by applicable law, participation in the Deferred Compensation Plan is available to a group of Cisco’s management employees, which group includes each of Cisco’s named executive officers.
Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the 401(k) Plan Committee and elected by a participant. Currently, the measurement funds consist of the following: Fidelity Money Market Fund; iShares Core Total U.S. Bond Market ETF Trust; SPDR S&P 500 ETF Trust; SPDR S&P MidCap 400 ETF Trust; iShares Russell 2000 Index Fund; iShares MSCI EAFE Index Fund; BlackRock LifePath Index Retirement Fund; BlackRock LifePath Index 2030 Fund; BlackRock LifePath Index 2040 Fund; and BlackRock LifePath Index 2050 Fund.

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In addition, Cisco may credit additional matching amounts to a participant’s account for any plan year as determined by the Compensation Committee. For calendar years 2024 and 2023, there are matching contributions on deferrals over the Internal Revenue Service limitation on compensation that may be taken into account under the 401(k) Plan ($345,000 for 2024 and $330,000 for 2023). Generally, the matching contribution rate for calendar year 2024 will be, and the matching contribution rate for calendar year 2023 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit, with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2024 and 2023 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under the Deferred Compensation Plan.
Distributions are made in accordance with elections filed by participants at the time of their deferral elections and distributions are expected to occur on specified future distribution dates or after participant’s separation of service. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law.
Under the 2005 Stock Incentive Plan, at the election of an eligible employee, the settlement of vested shares underlying RSUs may be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. Since the fiscal 2016 annual equity grants, vested and deferred time-based RSUs have been credited with dividend equivalents.

Cisco 2024 Proxy Statement	65

Potential Payments upon Termination or Change in Control
Severance Arrangements under the Letter Agreement with Mr. Steele
We generally do not provide specific severance entitlements to our named executive officers, except with respect to acceleration of outstanding equity awards, as described below. However, in connection with Mr. Steele’s appointment as President, Go-to-Market and in consideration of the change in control severance benefits to which he became entitled upon our acquisition of Splunk, we entered into the Letter Agreement with Mr. Steele. The Letter Agreement provides certain employment termination protections during the period that change in control severance benefits would have applied under his prior employment agreement with Splunk. These protections provide that, upon a qualifying termination under the Letter Agreement during the period ending on the 18-month anniversary of the closing of the Splunk acquisition, Mr. Steele would receive a lump sum cash amount equal to (a) the sum of (i) 24 months of Mr. Steele’s monthly annual base salary plus (ii) two times 160% of Mr. Steele’s annual base salary plus (iii) a pro-rated target annual bonus, less applicable deductions, together constituting his cash severance; (b) the premiums required to continue Mr. Steele’s group health care coverage for a period of 18 months; (c) accelerated vesting of any outstanding Unvested Cash Awards (other than the Unvested Cash Award that corresponds to the Splunk equity award granted after the signing of the Splunk acquisition, which is not entitled to accelerated vesting upon such termination); and (d) if such termination occurs prior to the first anniversary of the closing of the Splunk acquisition, accelerated vesting of one-third of the Steele Retention Bonus (as defined in the “Fiscal 2024 Compensation for Mr. Steele” section in the CD&A). These payments and benefits are subject to Mr. Steele’s execution of an effective release of claims and continued compliance with post-termination covenants.
The payments and benefits provided under Mr. Steele’s Letter Agreement in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Code Section 280G. These payments and benefits may subject Mr. Steele to an excise tax under Code Section 4999. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Code Section 4999, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Steele.
Acceleration of Equity Awards
As described above in the CD&A, each outstanding award to all employees under the 2005 Stock Incentive Plan that is subject to vesting provisions, and each PRSU awarded from time to time (including any accrued dividend equivalents, if applicable), will vest in full (at target levels for PRSUs) and, if applicable, become immediately exercisable in the event that Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
The Compensation Committee has adopted a policy (the “Death and Terminal Illness Policy”) that applies to each outstanding award to all employees (other than as described in this paragraph) and that can be revoked or changed at any time. Pursuant to this policy, if the holder of such an award dies or becomes terminally ill, his or her aggregate awards will generally vest in an amount (at target levels for PRSUs) equal to the greater of  (a) 100% of the unvested shares subject to the awards up to a total value of  $10 million, net of aggregate exercise or purchase price, or (b) up to one year of vesting from the date of death or determination of terminal illness. For purposes of this policy, shares subject to each award are valued based on the closing price of Cisco common stock on the date of death or determination of terminal illness.
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement covenants, all PRSUs will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares after the end of the performance period. Further, PRSUs will be forfeited and provide no value to its holder to the extent a named executive officer violates specific post-retirement covenants. Beginning with the fiscal 2024 equity awards, in the event of the retirement of any RSU award recipient, including each of our named executive officers, and to the extent the RSU award recipient satisfies the specific retirement eligibility criteria described in the award agreement, any unvested portion of the RSUs will vest upon the award recipient’s retirement.
The table below sets forth the values that the named executive officers would derive in the event of  (a) a qualifying termination under Mr. Steele’s Letter Agreement whether or not in connection with a change in control, (b) a change in control in which the awards are not assumed or replaced by the acquiror, (c) the death or terminal illness of the

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named executive officer, or (d) the retirement of the named executive officer, that in each case hypothetically occurred on the last business day of fiscal 2024. For RSUs and PRSUs, the value is based upon the fiscal 2024 year-end closing price of Cisco common stock of  $47.88.
Potential Payments
		Change in Control
Name	Qualifying Termination ($)	Awards are not Assumed or Replaced by Acquiror ($)(1)	Death or Terminal Illness ($)(2)	Retirement ($)(3)
Charles H. Robbins	$—	$101,374,555	$26,422,778	$27,153,277
R. Scott Herren	$—	$46,453,273	$13,322,898	$—
Gary Steele	$48,225,009(4)	$—	$—	$—
Dev Stahlkopf	$—	$30,799,626	$10,000,000	$—
Thimaya Subaiya	$—	$11,947,547	$10,000,000	$—
Maria Martinez	$—	$25,045,549	$10,000,000	$25,045,549
Jeff Sharritts	$—	$17,278,983	$10,000,000	$17,278,983
(1) Represents the value of accelerated RSUs and PRSUs.
(2) Represents the greater of  (i) the value of full acceleration of unvested RSUs and PRSUs, up to the limit of  $10 million, assuming those awards were to be accelerated under the Death and Terminal Illness Policy or (ii) up to one year of vesting of unvested stock awards from the date of death or determination of terminal illness. These values have not been, and may never be, realized.
(3) Represents the value of retirement eligible PRSUs assuming shares were earned based on actual performance for the portion of the performance period that has been completed and target performance for the remainder. These values have not been, and may never be, realized. Further, PRSUs will be forfeited and provide no value to its holder to the extent the holder violates specific post-retirement covenants.
(4) Represents the aggregate value of cash severance, medical benefits, Unvested Cash Awards, and the Steele Retention Bonus to Mr. Steele upon a qualifying termination under the Letter Agreement, which includes death or permanent disability. Mr. Steele is not entitled to enhanced cash severance benefits in the event of a termination in connection with a change in control of Cisco.
Name	Cash Severance ($)(a)	Medical Benefits ($)(b)	Unvested Cash Awards ($)(c)	Retention Bonus ($)(d)
Gary Steele	$5,376,796	$56,900	$37,791,313	$5,000,000
(a) Represents (i) 24 months base salary, plus (ii) two times target annual bonus, plus (iii) a pro-rated annual bonus (based on a hypothetical termination on the last business day of fiscal 2024).
(b) Represents premiums for group health coverage for 18 months, grossed up to cover any taxes due on such amount.
(c) Represents accelerated vesting of Mr. Steele’s Unvested Cash Awards (other than the Unvested Cash Award that corresponds to the Splunk equity award granted after the signing of the Splunk acquisition, which is not entitled to accelerated vesting upon a qualifying termination under the Letter Agreement) that remained unvested as of the end of fiscal 2024.
(d) Represents accelerated vesting of one-third of the Steele Retention Bonus.

Cisco 2024 Proxy Statement	67

CEO Pay Ratio
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. SEC rules for identifying the median employee allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
As determined in accordance with SEC rules, the fiscal 2024 annual total compensation was $39,202,654 for our CEO, as reported in the Summary Compensation Table, and $166,915 for our median employee, who is located in Australia, and the ratio of these amounts is 235 to 1. The annual total cash compensation for our median employee was paid in Australian dollars and was converted to U.S. dollars using the average exchange rate of 1.52 Australian dollar to 1 U.S. dollar in effect during fiscal 2024. The Compensation Committee considers our CEO pay ratio in reviewing and establishing CEO compensation.
As permitted by SEC rules, to identify our median employee, we elected to use the target annual total cash compensation of each employee as of the end of fiscal 2024. For these purposes, target annual total cash compensation included annual base salary or hourly wages, target cash incentives, target commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records with all foreign currencies converted to U.S. dollars. All amounts were annualized for permanent employees who did not work for the entire year.
We selected the median employee from among our global population of employees as of the end of fiscal 2024. As permitted by SEC rules, we excluded 8,834 employees, representing approximately 9.7% of our global population of employees as of the end of fiscal 2024, who joined Cisco during fiscal 2024 as part of our acquisitions of Accedian Networks Inc., Code BGP, Inc., Isovalent, Inc., Oort, Inc., Pinacl, SamKnows Ltd., Splunk Inc., and Working Group Two AS, when making this determination. Except for the employees excluded because of these acquisitions completed in fiscal 2024, we did not exclude any other employees, whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion.

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Pay Versus Performance
The following table and footnotes set forth the “total compensation” earned by our CEO (referred to in the tables below and related information as our principal executive officer (“PEO”)) and the average “total compensation” earned by our named executive officers other than our CEO (“Non-PEO NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as the “Compensation Actually Paid,” as calculated pursuant to Item 402(v) of Regulation S-K, and certain performance measures required by the rules.
Fiscal Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(1)(2)(3) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($) (e)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ millions) (h)	EPS(5) ($) (i)
					TSR ($) (f)	Peer Group TSR ($) (g)
2024	$39,202,654	$16,581,418	$16,879,167	$3,783,853	$116.78	$235.11	$10,320	$3.77
2023	$31,843,708	$74,562,431	$13,576,781	$28,288,977	$123.09	$176.00	$12,613	$3.80
2022	$29,283,936	$6,127,283	$12,122,712	$5,217,104	$103.83	$138.92	$11,812	$3.34
2021	$25,446,695	$32,079,813	$10,298,861	$12,708,231	$123.13	$147.03	$10,591	$3.21
(1) Mr. Robbins was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each fiscal year presented are listed below.
2021	2022	2023	2024
R. Scott Herren	R. Scott Herren	R. Scott Herren	R. Scott Herren
Gerri Elliott	Maria Martinez	Maria Martinez	Gary Steele
Maria Martinez	Jeff Sharritts	Jeff Sharritts	Dev Stahlkopf
Kelly A. Kramer	Dev Stahlkopf	Dev Stahlkopf	Thimaya Subaiya
Irving Tan	Gerri Elliott		Maria Martinez
Mark Chandler			Jeff Sharritts
(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers, including with respect to equity awards, which remain subject to forfeiture if the vesting conditions are not satisfied. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for our PEO and our Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.
Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	$39,202,654	$(35,373,892)	$12,752,656	$16,581,418
Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$16,879,167	$(14,761,164)	$1,665,849	$3,783,853

Cisco 2024 Proxy Statement	69

  The amounts in the Inclusion of Equity Values in the tables above are derived as set forth in the following tables:
Fiscal Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2024	$23,042,474	$(11,994,183)	$—	$1,704,365	$—	$12,752,656
Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	$5,115,408	$(2,536,033)	$1,203,805	$258,057	$(2,375,388)	$1,665,849
(4) The Peer Group TSR set forth in this table utilizes the S&P 500 Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the 2024 fiscal year. The comparison assumes $100 was invested for the period from July 25, 2020 through the end of our listed fiscal year and of the S&P 500 Information Technology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5) We determined EPS to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2024 (as in fiscal 2023) and therefore selected this measure as the fiscal 2024 “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. More information on EPS, including an explanation of the determination of EPS pursuant to the fiscal 2024 PRSUs can be found in the CD&A above. This performance measure may not have been the most important financial performance measure for years 2021 and 2022, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, our cumulative TSR over the four most recently completed fiscal years, and the cumulative TSR for the S&P 500 Information Technology Index over the same period.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.

Cisco 2024 Proxy Statement	71

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and EPS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and EPS, our “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K, during the four most recently completed fiscal years.
Financial Performance Measures
As described in greater detail in the CD&A above, our executive compensation program reflects Cisco’s pay-for-performance compensation philosophy. The following table presents the financial performance measures, each as further described in the CD&A above, that we consider to have been the most important in linking Compensation Actually Paid to our PEO and other named executive officers for fiscal 2024 to our performance.
Revenue Operating Income Operating Cash Flow EPS Relative TSR Product ARR

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Ownership of Securities
The following table sets forth information known to Cisco with respect to beneficial ownership of Cisco common stock as of August 30, 2024 for (i) each director and nominee, (ii) each holder of 5.0% or greater of Cisco common stock, (iii) Cisco’s CEO, CFO, and the other named executive officers listed in the “Summary Compensation Table” section, and (iv) all current executive officers and directors as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Cisco’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of August 30, 2024 includes shares of common stock that such person or group had the right to acquire on or within 60 days after August 30, 2024, including, but not limited to, upon the exercise of options or the vesting of RSUs. References to RSUs in the footnotes of the table below include only RSUs outstanding as of August 30, 2024 that would vest or could settle on or within 60 days after August 30, 2024. References to accrued dividend equivalents on fully vested deferred RSUs in the footnotes of the table below also include dividend equivalents that will accrue on or within 60 days after August 30, 2024. Since these future dividend equivalents amounts are not currently determinable, they have been estimated using the closing price of Cisco common stock on August 30, 2024 of $50.54. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 3,990,734,794 shares of common stock outstanding on August 30, 2024 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after August 30, 2024.
Name	Number of Shares Beneficially Owned	Percent Owned
The Vanguard Group(1)	383,853,104	9.6%
BlackRock, Inc.(2)	351,115,676	8.8%
Wesley G. Bush(3)	52,435	*
Michael D. Capellas	165,731	*
Mark Garrett(4)	32,772	*
John D. Harris II	20,678	*
R. Scott Herren(5)	1,648	*
Dr. Kristina M. Johnson(6)	73,461	*
Maria Martinez(7)	351,812	*
Sarah Rae Murphy(8)	11,669	*
Charles H. Robbins(9)	587	*
Daniel H. Schulman(10)	6,041	*
Jeff Sharritts	1,324	*
Ekta Singh-Bushell(11)	2,587	*
Dev Stahlkopf(12)	4,357	*
Gary Steele (13)	6,447	*
Thimaya Subaiya	2,634	*
Marianna Tessel(14)	27,587	*
All current executive officers, directors and nominees as a group (14 Persons)(15)	408,634	*
* Less than one percent.
(1) Based on information set forth in a Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group and certain related entities. The Vanguard Group reported that it has sole voting power with respect to 0 shares of common stock, sole dispositive power with respect to 365,958,784 shares of common stock, shared voting power with respect to 5,091,717 shares of common stock, and shared dispositive power with respect to 17,894,320 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(2) Based on information set forth in a Schedule 13G filed with the SEC on January 25, 2024 by BlackRock, Inc. and certain related entities. BlackRock, Inc. reported that it has sole voting power with respect to 318,608,139 shares of common stock and sole dispositive power with respect to all shares beneficially owned. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(3) Represents 10,000 shares held by a trust, 38,556 shares subject to fully vested deferred stock units and 3,879 accrued dividend equivalents on such fully vested deferred restricted stock units.
(4) Represents 32,772 shares held by a trust.

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(5) Excludes 40,593 shares subject to fully vested deferred stock units and 4,316 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after August 30, 2024.
(6) Includes 47,042 shares subject to fully vested deferred stock units and 8,803 accrued dividend equivalents on such fully vested deferred restricted stock units.
(7) Includes 1,276 shares held by a trust.
(8) Represents 11,669 shares held by a trust.
(9) Excludes 243,000 shares subject to fully vested deferred stock units and 41,558 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after August 30, 2024.
(10) Represents 5,850 shares subject to fully vested deferred stock units and 191 accrued dividend equivalents on such fully vested deferred restricted stock units.
(11) Represents 2,587 shares held by a limited liability company.
(12) Represents 3,969 shares subject to RSUs and 388 dividend equivalents accrued on certain RSUs.
(13) Represents 6,447 shares held by a trust.
(14) Represents 25,771 shares subject to fully vested deferred stock units and 1,816 accrued dividend equivalents on such fully vested deferred restricted stock units.
(15) Includes 117,219 shares subject to fully vested deferred stock units, 14,689 accrued dividend equivalents on fully vested deferred restricted stock units, 6,603 shares subject to RSUs and 388 dividend equivalents accrued on certain RSUs.

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Equity Compensation Plan Information
The following table provides information as of July 27, 2024 with respect to the shares of Cisco common stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan and the Cisco Systems, Inc. Employee Stock Purchase Plan (the “Purchase Plan”).
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	119,378,036(2)	—	224,146,652(3)
Equity compensation plans not approved by security holders	—(4)	—	—
Total	119,378,036	—	224,146,652(5)
(1) Excludes purchase rights accruing as of July 27, 2024 under the Purchase Plan.
(2) Includes 114,755,200 shares subject to outstanding RSUs and 4,622,836 shares issuable under outstanding PRSUs based on an assumed target performance.
(3) Includes shares available for future issuance under the Purchase Plan. As of July 27, 2024, as reported in Cisco’s 2024 Annual Report on Form 10-K, an aggregate of 68,119,407 shares of common stock were available for future issuance under the Purchase Plan, including shares subject to purchase during the current purchase period. Under the 2005 Stock Incentive Plan, each share issued as a stock grant (or pursuant to the vesting of a stock unit) will reduce the share reserve by 1.5 shares. Further, each share issued upon the settlement of a dividend equivalent will reduce the shares reserved by 1.5 shares. Under the 2005 Stock Incentive Plan, non-employee directors may also elect to receive fully vested shares of common stock (or RSUs that would be settled in shares after the non-employee director left the Board) in lieu of all or a specified portion of their regular cash retainer, additional retainer paid in connection with service on any committee, or other cash fees based on the fair market value of the shares on the date any cash retainer or fee would otherwise be paid.
(4) Excludes options, warrants and other equity rights assumed by Cisco in connection with mergers and acquisitions. As of July 27, 2024, a total of 131,006 shares of common stock were issuable upon exercise of outstanding options. The weighted average exercise price of those outstanding options is $7.78 per share. No additional awards may be granted under those assumed arrangements.
(5) As of July 27, 2024, 156,027,245 shares and 68,119,407 shares were available for future issuance under the 2005 Stock Incentive Plan and the Purchase Plan, respectively, as reported in Cisco’s 2024 Annual Report on Form 10-K.

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Audit Committee Matters
Proposal No. 3 —  Ratification of Independent Registered Public Accounting Firm
Cisco is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Cisco’s independent registered public accounting firm for the fiscal year ending July 26, 2025. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in Cisco’s and its stockholders’ best interests.
The Audit Committee is directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent registered public accounting firm retained to audit Cisco’s consolidated financial statements. The Audit Committee has appointed PwC as Cisco’s independent registered public accounting firm for fiscal 2025 and is responsible for pre-approving all audit and permissible non-audit services to be provided by PwC. PwC has audited Cisco’s consolidated financial statements annually since fiscal 1988. In order to ensure continuing auditor independence, the Audit Committee considers non-audit fees and services when assessing auditor independence and periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the committee chair and other members of the Audit Committee are directly involved in the selection of PwC’s new lead engagement partner, including the most recent selection of PwC’s lead engagement partner for the period of service beginning with fiscal 2024. The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as Cisco’s independent registered public accounting firm is in the best interests of Cisco and its stockholders. Representatives of PwC are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The following is a summary of the fees billed to Cisco by PwC for professional services rendered for the fiscal years ended July 27, 2024 and July 29, 2023:
Fee Category	Fiscal 2024	Fiscal 2023
Audit Fees	$30,924,000	$23,864,000
Audit-Related Fees	$2,266,000	$2,599,000
Tax Fees	$3,273,000	$3,486,000
All Other Fees	$7,000	$20,000
Total Fees	$36,470,000	$29,969,000
Audit Fees
Consists of fees billed for professional services rendered for the integrated audit of Cisco’s consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by PwC, in its role as Cisco’s principal accountant, in connection with statutory and regulatory filings or engagements.

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Audit-Related Fees
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Cisco’s consolidated financial statements and are not reported under “Audit Fees”. These services include independent assessments for service organization control reports, employee benefit plan audits, accounting consultations in connection with transactions, merger and acquisition due diligence, attest services that may or may not be required by statute or regulation, and consultations concerning new financial accounting and reporting standards.
Tax Fees
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, assistance with customs and duties compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on international, federal and state tax matters. None of these services were provided under contingent fee arrangements. Tax compliance fees were $3,273,000 and $3,486,000 in fiscal 2024 and fiscal 2023, respectively.
All Other Fees
Consists of fees for professional services other than the services reported above, including permissible business process advisory and consulting services, fees for software licenses, and the translation of filings.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for fiscal 2025 requires the affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter).
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for the fiscal year ending July 26, 2025.

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Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee has reviewed and discussed with Cisco’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Cisco contained in Cisco’s Annual Report on Form 10-K for its fiscal year 2024. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Cisco.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cisco’s Annual Report on Form 10-K for its fiscal year 2024 for filing with the SEC.
Submitted by the Audit Committee
Mark Garrett (Chair)	John D. Harris II	Sarah Rae Murphy	Ekta Singh- Bushell

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Certain Relationships and Transactions with Related Persons
Cisco’s Board has adopted a written related person transactions policy. The Audit Committee (or other committee designated by the Nomination and Governance Committee) reviews transactions that may be “related-person transactions,” which are transactions between Cisco and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of Cisco’s common stock, in each case since the beginning of the last fiscal year, and their immediate family members.
This policy provides that, barring special facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:
■
employment-related compensation to executive officers that is determined by the Compensation Committee;

■
compensation to non-employee directors that is reported in Cisco’s proxy statement;

■
transactions with another company at which:

□
the related person’s only relationship is as a beneficial owner of less than 10% of that company’s shares or as a limited partner holding interests of less than 10% in such partnership;

□
the related person is an employee (other than an executive officer) and/or a director, if the aggregate amount involved in a Cisco fiscal year does not exceed the greater of  $1 million or 2% of that company’s total annual revenues; or

□
the related person is the beneficial owner of less than a majority interest in that company (if the related person is solely related to Cisco because of its beneficial ownership of greater than 5% of Cisco’s common stock);

■
charitable contributions, grants or endowments to the Cisco Foundation or by Cisco or the Cisco Foundation to a charitable organization, foundation, or university at which the related person’s only relationship is as an employee (or at which the related person is a trustee, director or executive officer if the aggregate amount involved in a Cisco fiscal year does not exceed $300,000), or any non-discretionary matching contribution, grant, or endowment made pursuant to a matching gift program;

■
transactions where the related person’s interest arises solely from the ownership of publicly traded securities issued by Cisco and all holders of such securities receive proportional benefits;

■
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

■
transactions where the rates or charges involved are determined by competitive bids;

■
transaction involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

■
ordinary course business travel and expenses, advances and reimbursements; and

■
payments made pursuant to (i) directors and officers insurance policies, (ii) Cisco’s certificate of incorporation or bylaws, and/or (iii) any policy, agreement or instrument previously approved by Cisco’s Board, such as indemnification agreements.

When transactions involving related persons do not fall into one of the above categories, they are reviewed by Cisco’s disclosure committee. The disclosure committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through Cisco’s COBC or other policies and procedures and reported to the Audit Committee (or other designated committee). That committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction. There are no related person transactions to report.

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Other Important Information About the Meeting
These proxy materials are provided in connection with the solicitation of proxies by Cisco’s Board for the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on Monday, December 9, 2024, and at any adjournments or postponements of the annual meeting.
Proposal No.	Proposal	Board Recommendation	Voting Standard	Abstentions	Effect of Broker Non-Votes
1	Election of Directors	FOR each of the nominees	Majority of votes cast for each Director	No effect	No effect
2	Non-Binding Advisory Resolution to Approve Executive Compensation	FOR	Majority of votes cast	No effect	No effect
3	Ratification of Independent Registered Public Accounting Firm for Fiscal 2025	FOR	Majority of votes cast	No effect	Discretionary voting by broker permitted
Frequently Asked Questions Regarding the Meeting
How do I attend and participate in the annual meeting?
You are entitled to participate in the annual meeting if you were a stockholder of record or a beneficial owner of our common stock as of October 10, 2024, the record date, or you hold a valid legal proxy for the annual meeting.
The annual meeting will begin promptly at 8:00 a.m. Pacific Time on Monday, December 9, 2024. We encourage you to access the annual meeting prior to the start time. Online access will begin 15 minutes prior to the start of the annual meeting, at 7:45 a.m. Pacific Time.
This year’s annual meeting will only be accessible online through the Internet. We have worked to offer the same participation opportunities as if you attended the annual meeting in person. You will be able to attend, submit questions and vote your shares electronically during the annual meeting by visiting www.virtualshareholdermeeting.com/CSCO2024. To participate in the annual meeting at www.virtualshareholdermeeting.com/CSCO2024, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.
Further details on how to participate in the annual meeting can be found on our Investor Relations website at investor.cisco.com. We encourage you to check this website prior to the annual meeting if you plan to attend. We will also provide a live webcast of the annual meeting from our Investor Relations website at investor.cisco.com. A replay of the annual meeting, including the question and answer session, will be available on our Investor Relations website at investor.cisco.com after the meeting.
How do I ask a question at the annual meeting?
This year’s question and answer session will include questions submitted by stockholders in advance of the meeting and questions submitted live during the annual meeting. If you wish to submit a question prior to the annual meeting, you may do so beginning one week in advance of the annual meeting, by logging in to www.proxyvote.com and entering your 16-digit control number. If you wish to submit a question during the annual meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CSCO2024, typing your question in the “Ask a Question” field, and clicking “Submit.” Questions pertinent to the annual meeting will be answered in the question and answer session during the annual meeting, subject to time constraints. Our Investors Relations team

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will reply to questions that cannot be answered during the annual meeting due to time constraints if the stockholder provides contact information as soon as practicable after the annual meeting.
What if I encounter technical difficulties accessing the annual meeting, and where can I find additional information about the annual meeting?
If you encounter any technical difficulties accessing the virtual annual meeting during the check-in or meeting time, we will have technicians available to assist you. Please call the technical support telephone numbers referenced on the log in page of www.virtualshareholdermeeting.com/CSCO2024. Additional information regarding the ability of stockholders to submit questions during the annual meeting, related rules of conduct, and other materials for the annual meeting will be available during the annual meeting at www.virtualshareholdermeeting.com/CSCO2024.
How do I register for online delivery of proxy materials?
We encourage stockholders to register for online delivery of stockholder materials via our Investor Relations website at investor.cisco.com. Navigate to “Resources & FAQs” via the menu at the top left-hand corner, and then to “Personal Investing” tab. Follow the instructions under the heading “Electronic Enrollment” to register and provide your consent for online delivery. Registering for online delivery of proxy materials supports our efforts to preserve natural resources by reducing mail.
Who is entitled to vote and how many votes do I have?
Only stockholders of record of Cisco common stock on October 10, 2024, the record date, will be entitled to vote at the annual meeting. Each holder of record will be entitled to one vote on each nominee for election to the Board and for each other matter presented at the annual meeting for each share of common stock held on the record date. Stockholders may not cumulate votes in the election of directors. On the record date, there were 3,986,017,945 shares of common stock issued and outstanding. For a period of ten (10) days ending on the day before the meeting date, stockholders may request an appointment to inspect a complete list of stockholders entitled to vote at the 2024 Annual Meeting of Stockholders for any purpose germane to the annual meeting by sending an email request to investor-relations@cisco.com.
What constitutes a “quorum” for the annual meeting?
The holders of a majority of the outstanding shares of common stock must be present or represented by proxy at the annual meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner, except for Proposal No. 3. If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.
What is the voting requirement to approve each of the proposals, and how are votes counted?
In the election of directors, a nominee will be elected if the votes cast “for” the nominee exceeds the votes properly cast “against” the nominee. The other proposals require the affirmative vote of the holders of a majority of the votes properly cast. Abstentions and broker non-votes are not counted as votes cast for or against a nominee or Proposal Nos. 2 or 3. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.
What is the difference between holding shares as a registered stockholder, and as a beneficial owner of shares?
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered a “registered stockholder” of those shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

Cisco 2024 Proxy Statement	81

How do I vote if I am a beneficial owner of shares?
If you are a beneficial owner of shares held in “street name,” you should provide specific instructions by completing and returning the voting instruction card from your broker, bank, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. Without your instructions, your broker is not permitted to vote on your behalf on “non-routine” matters. For the annual meeting, only Proposal No. 3, the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for fiscal 2025 is considered to be a routine matter. For your vote to be counted with respect to non-routine matters, you will need to communicate your voting decisions to your broker, bank, or other similar organization before the date of the annual meeting. All beneficial owners may also vote online during the annual meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.proxyvote.com. Voting electronically online during the annual meeting will replace any previous votes.
How do I vote if I am a registered stockholder?
By Telephone or Internet.   All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly. Voting electronically online during the annual meeting will replace any previous votes.
By Written Proxy.   All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors as follows:
FOR	Each of the nominees of the Board of Directors (Proposal No. 1)
FOR	The non-binding advisory resolution to approve executive compensation (Proposal No. 2)
FOR	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 26, 2025 (Proposal No. 3)
IN THE DISCRETION OF PROXY HOLDERS	As to any other matters that may properly come before the annual meeting or any postponements or adjournments of the annual meeting
Whether or not you plan to attend and participate in the meeting, we encourage you to vote by proxy as soon as possible before the annual meeting. Your shares will be voted in accordance with your instructions.
Can I change my vote?
There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the annual meeting:
■
Vote again by telephone or at the internet website

■
Transmit a revised proxy card or voting instruction card that is dated later than the prior one

■
Registered stockholders may notify Cisco’s Secretary in writing that a prior proxy is revoked

■
Vote online during the annual meeting

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Who pays for the solicitation of proxies?
Cisco will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation

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material that Cisco may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. In addition, Cisco has retained D.F. King & Co., Inc. to act as a proxy solicitor in conjunction with the annual meeting. Cisco has agreed to pay that firm an estimated fee of  $25,000 plus additional fees for telephone solicitation of proxies, if needed, and its customary out-of-pocket expenses, for proxy solicitation services. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Cisco by telephone or in person, or by email or through the Internet. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of Cisco. No additional compensation will be paid to these individuals for any such services.
What is “householding”?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding”. Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (866) 540-7095, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Cisco will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials, you may write or call Cisco’s Investor Relations Department at Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations, telephone (408) 227-2726.
Stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one set in the future, can contact their bank, broker or other holder of record to request information about householding.
Internet Availability of Proxy Materials
In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
Form 10-K
Cisco will mail without charge, upon written request, a copy of Cisco’s Annual Report on Form 10-K for the fiscal year ended July 27, 2024, including the Consolidated Financial Statements and related notes, schedules and list of exhibits (and any exhibit specifically requested). Requests should be sent to: Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations. The Annual Report on Form 10-K is also available on our Investor Relations website at investor.cisco.com.

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Stockholder Proposals and Nominations for 2025 Annual Meeting of Stockholders
Requirements for Stockholder Proposals to Be Considered for Inclusion in Cisco’s Proxy Materials.   Cisco stockholders may submit proposals on matters appropriate for stockholder action at meetings of Cisco’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Cisco’s proxy materials relating to its 2025 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Cisco no later than June 20, 2025.
Such proposals should be delivered to Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134 (and we encourage you to send a copy via email to CorporateSecretary@cisco.com), with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address.
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.   Cisco’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of Cisco not less than sixty nor more than ninety calendar days prior to the anniversary of the date on which Cisco first mailed its proxy materials for its immediately preceding annual meeting of stockholders (as specified in Cisco’s proxy materials for its immediately preceding annual meeting of stockholders). To be timely for the 2025 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by Cisco’s Secretary at the principal executive offices of Cisco between July 20, 2025 and August 19, 2025. However, in the event that the annual meeting is called for a date that is not within sixty calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of Cisco’s bylaws for next year’s annual meeting, then such stockholder must provide proper written notice that sets forth all the information required by Rule 14a-19 under the Exchange Act to Cisco’s Secretary subject to the requirements and deadlines above. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under Cisco’s bylaws as described above. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to Cisco’s Secretary must set forth the information required by Cisco’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting.
Requirements to Submit Candidates for Nomination to be Elected at the Annual Meeting.   To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to Cisco’s Secretary in writing to the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address. When submitting candidates for nomination to be elected at Cisco’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Cisco’s bylaws. In particular, for the Nomination and Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2025 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by Cisco’s Secretary between July 20, 2025 and August 19, 2025 (or, if the 2025 Annual Meeting of Stockholders is called for a date that is not within sixty calendar days of the anniversary of the date of the 2024 Annual Meeting of Stockholders, by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made). The recommendation must include the same information as is specified in Cisco’s bylaws for stockholder nominees to be considered at an annual meeting, including the following:
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The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

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The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

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A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

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Information regarding the nominee that would be required to be included in Cisco’s proxy statement by the SEC rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

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A representation that the stockholder proposing such business is a holder of record of stock of Cisco entitled to vote at such meeting and intends to appear in person (including virtually in the case of a meeting conducted solely by means of remote communication) or by proxy at the meeting to propose such business or nomination.

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A representation that such stockholder giving the notice intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than Cisco’s nominees in accordance with Rule 14a-19, and the name of each participant (as defined in Item 4 of the Exchange Act Schedule 14A) in such solicitation.

Requirements to Submit Candidates for Nomination and Inclusion in Cisco’s Proxy Materials.   In accordance with the proxy access provisions of Cisco’s bylaws, an eligible stockholder, or a group of up to twenty (20) eligible stockholders, owning continuously for at least three (3) years a number of Cisco shares that constitutes at least three percent (3%) of Cisco’s outstanding shares and who continue to own such minimum shares through the date of the annual meeting of stockholders, is allowed to nominate for inclusion in Cisco’s proxy materials for such annual meeting of stockholders, director nominees constituting up to the greater of two individuals or 20% of the Board. The nomination notice and other materials required by these provisions must be delivered or mailed to and received by Cisco’s Secretary in writing between May 21, 2025 and June 20, 2025 (or, if the 2025 Annual Meeting of Stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2024 Annual Meeting of Stockholders, by the later of the close of business on the date that is 180 days prior to the date of the 2025 Annual Meeting of Stockholders or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made) at the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer, at the same address. When submitting nominees for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, stockholders must follow the notice procedures and provide the information required by (and otherwise comply with) Cisco’s bylaws.
In addition, the proxy solicited by the Board for the 2025 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at such meeting for which Cisco has not been provided with notice on or prior to August 19, 2025 and (ii) any proposal made in accordance with the bylaw provisions, if the 2025 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.
Other Matters
The Board knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting of Stockholders. However, if other matters do properly come before such meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
Evan Sloves
Secretary
San Jose, California
October 18, 2024

Cisco 2024 Proxy Statement	85

SCAN TO VIEW MATERIALS & VOTECISCO SYSTEMS, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 8, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CSCO2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on December 8, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.V58560-P17601CISCO SYSTEMS, INC.The Board of Directors recommends you vote FOR Proposals 1 and 2:1.Election of DirectorsAbstainNominees:!!1a.Wesley G. Bush!!!1b.Michael D. Capellas!!!1c.Mark GarrettThe Board of Directors recommends you vote FOR Proposal 3:For AgainstAbstain3.Ratification of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm forfiscal 2025.!!!1d.John D. Harris II!!!1e.Dr. Kristina M. JohnsonTo act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.1f.Sarah Rae Murphy1g.Charles H. Robbins1h.Daniel H. Schulman1i.Marianna Tessel2.Approval, on an advisory basis, of executive compensation.NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V58561-P17601PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2024THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders' annual meeting to be held December 9, 2024 and the proxy statement, and appoints Charles H. Robbins and Evan Sloves or either of them as the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Cisco to be held on December 9, 2024 at 8:00 a.m. Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED.IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NINE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side